UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21712

Clough Global Equity Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen S. Gilomen, Secretary

Clough Global Equity Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2017 – October 31, 2018

Item 1.	Reports to Stockholders.

Section 19(b) Disclosure

October 31, 2018 (Unaudited)

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund” and collectively, the “Funds”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with each Fund’s investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, until July 2019, each Fund will pay monthly distributions in an annualized amount of not less than 10% of the respective Fund’s average monthly net asset value (“NAV”). From August 2019 to July 2021, each Fund will pay monthly distributions in an amount not less than the average distribution rate of a peer group of closed-end funds selected by the Board.

Under the Plan, each Fund will distribute all available investment income to its shareholders, consistent with each Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, each Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases to enable each Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance on net asset value is presented in its financial highlights table.

Until July 2021, each Board may amend, suspend or terminate each Fund’s Plan without prior notice if the Board determines in good faith that continuation would constitute a breach of fiduciary duty or would violate the Investment Company Act of 1940. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. Each Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Notes to Financial Statements in the Annual Report to Shareholders for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Fund’s current fiscal period. Section 19(a) notices for each Fund, as applicable, are available on the Clough Global Closed-End Funds website www.cloughglobal.com.

Clough Global Funds	Table of Contents

Shareholder Letter & Portfolio Allocation
Clough Global Dividend and Income Fund	2
Clough Global Equity Fund	7
Clough Global Opportunities Fund	13
Statement of Investments
Clough Global Dividend and Income Fund	20
Clough Global Equity Fund	25
Clough Global Opportunities Fund	29
Statements of Assets and Liabilities	34
Statements of Operations	35
Statements of Changes in Net Assets	36
Statements of Cash Flows	39
Financial Highlights
Clough Global Dividend and Income Fund	40
Clough Global Equity Fund	41
Clough Global Opportunities Fund	42
Notes to Financial Statements	43
Report of Independent Registered Public Accounting Firm	60
Dividend Reinvestment Plan	61
Additional Information
Fund Proxy Voting Policies & Procedures	62
Portfolio Holdings	62
Notice	62
Shareholder Meeting	62
Section 19(A) Notices	62
Tax Designations	63
Trustees & Officers	64
Privacy Policy	69

Clough Global Dividend and Income Fund	Shareholder Letter

October 31, 2018 (Unaudited)

For the fiscal year ending October 31, the Clough Global Dividend and Income Fund (GLV or the “Fund”) was down 5.18% on net asset value (“NAV”) and down 11.10% on market price. The Fund’s benchmark, 50% of the MSCI World Index and 50% of the Barclays US Aggregate index, was down -0.03% for the same time. Information Technology and Financials were the largest contributors by sector while Energy and Consumer Discretionary were the largest detractors. The Fund was held down all year by a rising rate environment and the negative sentiment toward income stocks in the United States as well as weakness in emerging markets in China and India.

First, we would like to address the recent spike in volatility on the markets. The spike in Treasury yields has been driven by real yields. Inflation expectations are falling, so rising bond yields are simply reflecting growth in the economy and in our view are likely close to peaking.

There are negatives. Equities are clearly discounting a peak in the profit cycle. Residential housing and auto sales are weak and forward-looking indicators of business cycle spending point to a slowdown. The Global Purchasing Managers Index (PMI) is falling, cyclicals are underperforming, and the global profit cycle is peaking. While the central banks focus on labor costs and headline consumer inflation, they are backward-looking at a time when private debt level is high, and a raft of high yield debt has been added to both corporate and financial sector balance sheets. Leveraged loans have mushroomed, having doubled over the past six years, and now stand at $1.1 trillion. They enable private equity holders to load their companies with debt to fuel the mergers and acquisitions boom, but many of these loans have floating rates which leave them vulnerable to rising short term rates.

Nevertheless, we expect a recovery from October’s equity market selloff. At the first sign of stabilization, investors will face historically low yields and will be dependent on capital gains to capture returns. They will likely “buy the dip” for the simple reason that liquidity is still abundant. Financial market volatility is far more than trends in the underlying economy. High yield spreads are well within the range of quantitative easing experience, so the likelihood is that the Federal Reserve may cease tightening early in 2019.

TOP FIVE CONTRIBUTORS

Microsoft (MSFT) was a top contributor in the Fund. MSFT is one of the winners in cloud computing. MSFT Azure and Office 365 will continue to drive top line growth. This coupled with higher incremental margins as the cloud business scales and discipline on cost will drive strong earnings and free cash flow growth. Given these fundamentals, its valuation and return of capital profile, MSFT remains a core position in the Fund.

Pfizer (PFE), a leading global pharmaceutical company was a top contributor for the year. PFE was rewarded by the market for its best in class drug pipeline management. PFE also benefited as the go to defensive name in health care as the higher beta names in the market sold off with the pickup in volatility during the fall.

Ares Capital (ARCC) is a best in class Business Development Company (“BDC”). ARCC lends to domestic middle market companies. Ares has an excellent credit history through multiple cycles. ARCC trades near book value despite a consistent double digit return on equity and 9% dividend yield.

Ping An Insurance Group (2318 HK) was a top performer for the year. Ping An is the largest private life insurer in China. A combination of favorable industry reform as well as rising incomes has produced a leading platform for sustained growth at an attractive valuation. Ping An is also the second largest peer to peer lender in China.

Finally, Apple (AAPL) was a top contributor to the Fund. The debate around Apple focuses on near term iPhone units sold, but AAPL is starting to monetize its ecosystem through tremendous growth in its services business. We see a business which can potentially grow topline low to mid-single digits with margins going up and return of free cash flow through buybacks and dividends driving mid-teens earnings per share (“EPS”) growth. In our view, a strong consumer franchise with these characteristics deserves to trade at least at a market multiple. Applying a market multiple to AAPL’s earnings could lead to substantial upside from here.

TOP FIVE DETRACTORS

Baker Hughes (BHI) was a top detractor in GLV. The position has subsequently been sold. We purchased Baker Hughes thinking that margins would expand in the company’s key turbo machinery and process controls business. But operating problems continue to linger in that business, far longer than they should have, and we decided our investment was premature.

We wrote down a portion of the Fund’s private investment in Fairway Energy. Fairway is a crude oil storage company in the Houston area with a 10-million-barrel storage terminal capable of receiving crude from the Permian Basin, the Eagle Ford Shale basin, as well as Canada/Mid-continent production locations. The company’s utilization rates have been depressed by backwardation in the crude oil price curve, wherein deferred futures prices for crude are depressed relative to the price of near term deliveries. This discourages holding crude inventories and of course reduces demand for storage. In addition, the company currently faces intense competitive pressures and higher than expected transportation costs.

2	www.cloughglobal.com

Clough Global Dividend and Income Fund	Shareholder Letter

October 31, 2018 (Unaudited)

Indiabulls Housing Finance (IHFL IN) and Housing Development Finance Corp (HDFC IN) were top detractors in the Fund for the year. We believe that currently, the best way to invest in housing in India is via private banks and mortgage lenders like HDFC and Indiabulls. Indiabulls is the lesser known of the two companies but it is anticipated to potentially grow significantly while sporting a price to earnings ratio of 12.5x forward earnings. The companies have avoided most of the lending pitfalls in India, hold higher quality assets and as a result enjoy lower funding costs. We think private financial companies can sell at much higher price to book ratios than they do today. They hold 50% of the low-cost deposits but make up only 25% of the total market capitalization for banks. Housing for All by 2022 is a major government goal. A strong dollar and rising rates caused these two names to give back recent gains. We have exited our positions but will look to retake a position once the space stabilizes at lower prices.

Finally, Bristol-Myers Squibb (BMY) was a top detractor in the Fund. BMY, a large pharmaceutical company, declined after competitor Merck announced positive data for its non-small cell lung cancer (NSCLC) treatment. This positive data puts Merck in a leadership position for the treatment and puts Bristol behind Merck as of the recent data for each company.

OTHER CURRENT INVESTMENT THEMES

U.S. MONEY CENTER BANKS

The number of shares outstanding for the U.S. money center banks keep falling and U.S. banks are returning ever larger portions of profits to shareholders in dividends and share repurchases. For example, JP Morgan Chase & Co.’s shares outstanding dropped 5% over the past year; Citigroup’s dropped 8%. Citi’s management is particularly incentivized to grow profits: its bonus pool pays out fully if Citi earns at least $22.50 of cumulative EPS between 2018 and 2020. Regulators are satisfied with capital levels.

Money center banks reported strong earnings in the third quarter despite lower mortgage and investment banking activity along with weak trading and loan growth. Bank of America investment banking fees fell 18%, but total revenues were up 5% built upon strong credit card operations. Expenses were actually down 2%.

Citi, in particular, can potentially achieve much higher margins. Outside of its highly profitable credit card business, Citi’s efficiency ratios (roughly, costs as a percentage of revenues) are still high compared to its peers. Management’s target is to reduce them 200 basis points each year. An activist, ValueAct, is involved and we expect further restructuring moves and stock buybacks. Citi remains the last man standing in global banking, and we believe it is well situated to potentially return more than its earnings. Deferred tax asset utilization will reduce its tax rate, and the bank will get a new chairman in early 2019.

We believe the environment for community and small regional banks is becoming more tenuous and the money centers will gain share in the more attractive market segments. For example, larger banks have limited their real estate lending in this cycle while banks with less than $100 billion in assets have materially increased their commercial real estate loans to suburban developers and those assets may be becoming stressed. Bank OZK (the former Bank of the Ozarks) wrote down $45 million in commercial real estate loans, which reportedly sported an 80% loan to value ratio when the loans were made.

YIELD SHORTAGE

Despite the recent rise in short term rates, investors are still faced with a dearth of income opportunities. We believe that BDCs and Commercial Mortgage real estate income trusts (“REIT”) that are managed by established management teams with solid credit history through multiple cycles are a very attractive income play in a world still starved for yield. The Fund holds a basket of higher quality BDCs and Commercial Mortgage REIT’s that trade cheap to their historical book multiples and pay between 7% and 10% dividends. Unlike traditional REITs, companies like Ares Capital and Starwood Property Trust write floating rate loans to their respective customers, so their profitability stands to benefit from a rise in real interest rates. We believe there is capital appreciation to be made in addition to the attractive dividends in this space.

WHAT ABOUT EMERGING ASIA?

Headlines about Asian markets are dominating sentiment and are at risk of masking some of the important changes going on within China and its capital markets. In India, we believe that what Prime Minister Modi and his administration have accomplished over the last four years has been unprecedented in India's recent history. That being said, emerging market stress finally reached the shores of the Indian market and sentiment, as opposed to underlying fundamentals, can drive performance.

We are traditionally very flexible in our exposure to these markets. At the moment, given the turbulence created by U.S. and China trade tensions, along with rising U.S. rates and higher oil prices which are causing havoc with India’s current account balance, it is at the lower end of our target.

Annual Report | October 31, 2018	3

Clough Global Dividend and Income Fund	Shareholder Letter

October 31, 2018 (Unaudited)

CURRENT SHORT THEMES

SHORT SEMICONDUCTOR AND SMARTPHONE COMPONENT SUPPLIERS

The Fund currently has established short positions in two sectors: smartphone suppliers and select semiconductor manufacturers. Both industries face stagnant to declining demand and declining margins. While the semiconductor industry has been a key enabler of a data-driven economy and has become inherently less cyclical, the current demand cycle has led to pricing and profit margin levels which are unsustainable for certain suppliers. Many suppliers have responded by building capacity which is likely to ultimately exceed demand. We believe that pricing will come under pressure and that margins will follow.

The Fund currently remains long the stock of Apple while maintaining short positions in certain companies within the company’s supply chain. Global unit sales of smartphones are flat, compressing profit margins for commodity suppliers, while Apple will benefit from a product mix shift which implies higher revenues per unit shipped and a growing services business. Companies manufacturing discrete capacitors for the phones are particularly vulnerable.

SHORT EUROPEAN BANKS

A sell-off in Italian bonds translated into lower bank stock prices across Europe, demonstrating the link between weak banks and we k government finances. The cost of credit is rising in response to aggressive fiscal stimulus plans. Falling bond prices weaken bank capital positions since the banks are a key source of government funding. Italian banks are particularly vulnerable. Italy’s banks are hurt by rising bond yields and remain vulnerable to a $290 billion pile of nonperforming loans. Moody’s once again downgraded these banks.

Meanwhile, French banks have written down less than 6% of their loans and they likely remain insolvent. At least they are liquid, but the European Central Bank is gradually turning off the liquidity spigot. We think a new solvency crisis looms in Europe and what little capital Europe’s banks have is fragile. At the same time, offshore dollar liquidity is tightening as U.S. corporations bring back their overseas cash hordes. U.S. policy is tight money and loose fiscal policy which draws more money to the U.S. Eventually, heavy subprime borrowing in the U.S. may reverse and force deleveraging, but that is not yet predictable.

FIXED INCOME

We continue to keep our duration low in the Fund. With rates moving higher, we are positioned in the less volatile front end of the yield curve in investment grade corporate bonds as well as investment grade floating rate bonds. The Fund sold almost all of its agency mortgage backed securities. In a rising rate environment, these bonds will extend in duration and fall in price. We still believe in a low rate environment in the long term and are patiently waiting for buying opportunities amidst the repricing in the bond market.

FUND DISCOUNT MANAGEMENT PROGRAM

The Fund has taken several steps in the last year to shrink the price discount to net asset value. Throughout the past two years, we have made a number of changes to reduce the expense ratios of the Fund. Last fall, the Fund’s Board of Trustees agreed to a managed distribution rate of 10% for the next two years. History has shown that funds with higher distribution rates trade at more attractive valuations relative to net asset value. Finally, the Board of Trustees also implemented a significant tender offer in November 2017 at 98.5% of net asset value. Clough and the Board will continue to look for other opportunities to take shareholder friendly actions that will also shrink the Fund’s price discount to net asset value.

If you have any questions about your investment, please call 1-877-256-8445.

Sincerely,

Chuck Clough

Robert Zdunczyk

4	www.cloughglobal.com

Clough Global Dividend and Income Fund	Shareholder Letter

October 31, 2018 (Unaudited)

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Opportunities Fund (the “Funds”) are closed-end funds, which are traded on the NYSE American LLC, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end Fund is based on the market’s value.

The information in this letter represents the opinions of the individual Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Past performance is no guarantee of future results.

MSCI World Index: a stock market index of world stocks. It is maintained by MSCI Inc. and is often used as a common benchmark for world or global stock funds. The index includes a collection of stocks of all the developed markets in the world as defined by MSCI.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

It is not possible to invest directly in an Index.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is no guarantee of future results.

Annual Report | October 31, 2018	5

Clough Global Dividend and Income Fund	Portfolio Allocation

October 31, 2018 (Unaudited)

Top 10 Equity Holdings^^	% of Total Portfolio
1. Microsoft Corp.	3.66%
2. Starwood Property Trust, Inc.	3.20%
3. Ares Capital Corp.	2.99%
4. Citigroup, Inc.	2.97%
5. Johnson & Johnson	2.63%
6. Pfizer, Inc.	2.55%
7. Apple, Inc.	2.48%
8. Blackstone Mortgage Trust, Inc.	2.31%
9. JPMorgan Chase & Co.	2.29%
10. Community Healthcare Trust, Inc.	2.15%

Global Securities Holdings^	% of Total Portfolio
United States	85.85%
U.S. Multinationals†	9.04%
United Kingdom	3.07%
China	2.48%
India	1.98%
Germany	0.84%
Japan	0.17%
Canada	0.00%
Mexico	0.00%
Other	-3.43%
TOTAL INVESTMENTS	100.00%
Asset Allocation*	% of Total Portfolio
Common Stock - US	31.16%
Common Stock - Foreign	7.95%
Exchange Traded Funds	-0.25%
Total Return Swap Contracts	-0.06%
Total Equities	38.80%
Corporate Debt	32.71%
Government L/T	9.57%
Preferred Stock	5.43%
Asset/ Mortgage Backed	2.42%
Total Fixed Income	50.13%
Other (Cash)	6.55%
Short-Term Investments	4.52%

TOTAL INVESTMENTS	100.00%

Country Allocation**	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA
United States	132.0%	-4.1%	136.1%	127.9%
U.S. Multinationals†	15.3%	-1.8%	17.1%	13.5%
United Kingdom	4.6%	0.0%	4.6%	4.6%
China	3.7%	0.0%	3.7%	3.7%
India	3.0%	0.0%	3.0%	3.0%
Germany	2.7%	-1.4%	4.1%	1.3%
Japan	1.1%	-0.8%	1.9%	0.3%
Canada	0.0%	0.0%	0.0%	0.0%
Mexico	0.0%	0.0%	0.0%	0.0%
Other	0.0%	-5.1%	5.1%	-5.1%
TOTAL INVESTMENTS	162.4%	-13.3%	175.6%	149.2%

*	Percentages are based on total investments, including securities sold short and derivative contracts. Holdings are subject to change.

^	Includes securities sold short, derivative contracts and foreign cash balances.

†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.

**	Calculated as percent of total net assets using value of cash traded securities and foreign cash balances, and notional value of derivative contracts.

^^	Only long positions are listed.

6	www.cloughglobal.com

Clough Global Equity Fund	Shareholder Letter

October 31, 2018 (Unaudited)

For the fiscal year ending October 31, the Clough Global Equity Fund (“GLQ” or the “Fund”) was up 3.99% on net asset value (“NAV”) and up 7.62% on market price. The Fund’s benchmark, the MSCI World Index, was up 1.71% for the same time. Health Care and Financials were the largest contributors by sector while Energy and Communication Services were the largest detractors. We will discuss individual names below.

First, we would like to address the recent spike in volatility on the markets. The spike in Treasury yields has been driven by real yields. Inflation expectations are falling, so rising bond yields are simply reflecting growth in the economy and in our view are likely close to peaking.

There are negatives. Equities are clearly discounting a peak in the profit cycle. Residential housing and auto sales are weak and forward-looking indicators of business cycle spending point to a slow down. The Global Purchasing Managers Index (PMI) is falling, cyclicals are underperforming, and the global profit cycle is peaking. While the central banks focus on labor costs and headline consumer inflation, they are backward looking at a time private debt level is high, and a raft of high yield debt has been added to both corporate and financial sector balance sheets. Leveraged loans have mushroomed, having doubled over the past six years and now stand at $1.1 trillion. They enable private equity holders to load their companies with debt to fuel the mergers and acquisitions boom, many of these loans have floating rates which leave them vulnerable to rising short rates.

Nevertheless, we expect a recovery from October’s equity market selloff. At the first sign of stabilization, investors will face historically low yields and are dependent on capital gains to capture returns. They will likely “buy the dip” for the simple reason liquidity is still abundant. Financial market volatility is far more than trends in the underlying economy. High yield spreads are well within the range of quantitative easing experience, so the likelihood is that the Federal Reserve may cease tightening early in 2019.

TOP FIVE CONTRIBUTORS

Carvana (CVNA) was a top contributor in GLQ. A good example of the digital disruption theme is Carvana, an online company disrupting the used car retailing industry. The stock was GLQ’s largest gainer. It exemplifies the type of investments we seek as disruptive technologies migrate to large and more traditional industries. The company has been growing revenues more than 100% annually.

Automotive marketing, particularly for used cars, has not changed in over a century and is ripe for disruption. The traditional used car dealer commits millions of investment dollars in inventory, bricks and mortar, and selling, general and administrative expenses at individual dealerships yet offers only a limited inventory of vehicles. The market is extremely fragmented. The largest used car retailer, Carmax, has only a 1.7% market share. Carvana Corp. stepped into this market only five years ago yet today reaches 40% of the U.S. market for used vehicles. It accomplished this by developing a capital-light growth strategy which involves building large centralized inspection and reconditioning centers, each of which serves a wide geographical region. With pooled inventories of over 10,000 vehicles, the company offers the buyer a huge choice via an online platform where they can find, finance and purchase a vehicle in less than 10 minutes at prices that average $1,500 less than Kelly Blue Book values. In short, the company benefits from great economies of scale and provides a huge growth opportunity, a great product offering, and highly scale-able economics.

Carvana is led by a talented founder-CEO with a significant ownership stake in the business. We think the company may see continued triple-digit growth for a number of years and because the business is so scalable, this could have a substantial impact on its profit margins.

Teladoc Health (TDOC) was also a top contributor for GLQ. Teladoc is an innovative health care company that replaces the traditional visit to the doctor’s office with phone and video consultations. Teladoc rallied on strong quarterly earnings

CRISPR Therapeutics (CRSP) a top performer for the year. CRISPR, a gene editing company, gained after it was the first company of its kind to file a clinical trial authorization in Europe, and gained on merger and acquisition (“M&A”) activity in the cancer therapy area as highlighted by Celegene’s takeout bid for Juno Therapeutics. This offer led to higher value being ascribed to CRISPR, which has retained all rights to its immune oncology platform.

Amazon.com (AMZN) was a top performer in GLQ for the year. We believe Amazon’s dominance in retail services as well as it Web Services business makes it a long-term winner in the global technology sector. The recent acquisition of Whole Foods can also help drive earnings going forward.

Finally, Microsoft (MSFT) was a top contributor in the Fund. MSFT is one of the winners in cloud computing. MSFT Azure and Office 365 will continue to drive top line growth. This coupled with higher incremental margins as the cloud business scales and discipline on cost will drive strong earnings and free cash flow (“FCF”) growth. Given these fundamentals, its valuation and return of capital profile, MSFT remains a core position in the Fund.

Annual Report | October 31, 2018	7

Clough Global Equity Fund	Shareholder Letter

October 31, 2018 (Unaudited)

TOP FIVE DETRACTORS

Baker Hughes (BHI) was a top detractor in GLQ. The position has subsequently been sold. We purchased Baker Hughes thinking that margins would expand in the company’s key turbo machinery and process controls business. But operating problems continue to linger in that business, far longer than they should have, and we decided our investment was premature.

We wrote down a portion of the private investment in Fairway Energy. Fairway is a crude oil storage company in the Houston area with a 10-million-barrel storage terminal capable of receiving crude from the Permian Basin, the Eagle Ford Shale basin, as well as Canada/Mid-continent production locations. The company’s utilization rates have been depressed by backwardation in the crude oil price curve, wherein deferred futures prices for crude are depressed relative to the price of near term deliveries. This discourages holding crude inventories and of course reduces demand for storage. In addition, the company currently faces intense competitive pressures and higher than expected transportation costs.

GCI Liberty is an entity through which we own Charter Communications (CHTR) shares at a discount to their NAV. Charter is the 2nd largest cable company in the country run by what we believe is the best management team in the industry. The company has been investing heavily in its high-speed data product to increase speeds and capacity, while repositioning its product packaging to result in sustainable growth at lower churn, higher margins and lower capital intensity. The position was a negative contributor during the year as the company reported temporarily weak Q1 subscriber results due to the integration of the Time Warner and Bright House Networks assets. The negative performance was also compounded by concerns around competition from emerging technologies such as 5G. Subscriber trends have since improved as the company completes its integration efforts and we believe they will continue to improve over the next few quarters and converge towards the kind of growth that CHTR experienced after the current management team repositioned the company’s legacy assets. Furthermore, we believe that the concern around competition from 5G will also fade, and that 5G will come to be regarded similarly to Verizon Fios, Google Fiber, etc.; a competitive last mile solution that is highly manageable in the context of a well-positioned footprint like CHTR’s.

GTT Communications (GTT) was a top detractor for the year. GTT is a tier-1 global enterprise network services provider that is uniquely asset-light; much of its network is comprised of capacity leased from other asset-intensive internet service providers. This business model allows the company to compete against incumbents favorably based on customization, service and price. The asset-light business model also generates significant free cash flow with which the company has compiled an impressive merger & acquisition (“M&A”) track record. Most recently the company has acquired European peer Interoute. While the Interoute deal looks financially and strategically attractive, nuances around how the equity funding for the deal took place caused the stock to decline during the quarter. We believe this is a temporary phenomenon and that the company has a long runway in front of them of both M&A and taking share from the large industry incumbents.

OTHER CURRENT INVESTMENT THEMES

BIOTECHNOLOGY

We continue to monitor the Trump administration’s actions and rhetoric on drug costs. Importantly, the administration, through the Centers for Medicare and Medicaid Services and the Food & Drug Administration (“FDA”), continues to be focused on innovation within biotech and has stated that it is supportive of the high risk, high innovation approach in biotech. Our longer-term outlook for small and mid-cap biotech companies currently remains bullish. As shown in the chart below, biotech has seen its share of new medicine development increase significantly since 2001, whereas big pharma has seen its share of innovation decrease.

We believe these smaller, more prolific drug developers are likely to continue to be rewarded through premium priced M&A, as the largest companies continue to look outside their own labs for products.

8	www.cloughglobal.com

Clough Global Equity Fund	Shareholder Letter

October 31, 2018 (Unaudited)

Revenues in BioPharma By New Medicine Originator -

Biotech Has Been Gaining Share at the Expense of Big Pharma

Source: EvaluatePharma; Pharmaprojects; McKinsey analysis

Among other holdings, the Fund also has exposure to companies engaged in a variety of promising areas across the biotechnology sector, including genomic sequencing, telemedicine, and specialty pharma that uses genetically modified cannabis plants for the treatment of pediatric seizures.

We are particularly bullish on the M&A landscape in biotech. We have positioned the Fund with what we believe are several attractive strategic assets and have used the drawdown in October 2018 to selectively add to some of our favorite names within the space. As we have mentioned in the past, we are currently bullish, based on starving pipelines, tax repatriation, and the need for innovation at the large biopharma companies.

U.S. MONEY CENTER BANKS

The number of shares outstanding for the U.S. money center banks keep falling and U.S. banks are returning ever larger portions of profits to shareholders in dividends and share repurchases. For example, JP Morgan Chase & Co.’s shares outstanding dropped 5% over the past year; Citigroup’s dropped 8%. Citi’s management is particularly incentivized to grow profits: its bonus pool pays out fully if Citi earns at least $22.50 of cumulative earnings per share between 2018 and 2020. Regulators are satisfied with capital levels.

Money center banks reported strong earnings in the third quarter despite lower mortgage and investment banking activity, weak trading and loan growth. Bank of America Corp.’s investment banking fees fell 18%, but total revenues were up 5% built upon strong credit card operations. Expenses were actually down 2%.

Citi, in particular, can achieve much higher margins. Outside of its highly profitable credit card business, Citi’s efficiency ratios (roughly costs as a percentage of revenues) are still high compared to peers. Management’s target is to reduce them 200 basis points each year. An activist, ValueAct, is involved and we expect further restructuring moves and stock buybacks. Citi remains the last man standing in global banking, and we believe it is well situated to potentially return more than its earnings. Deferred tax asset utilization will reduce its tax rate, and the bank will get a new chairman in early 2019.

We believe the environment for community and small regional banks is becoming more tenuous and the money centers will gain share in the more attractive market segments. For example, larger banks have limited their real estate lending in this cycle while banks with less than $100 billion in assets have materially increased their commercial real estate loans to suburban developers and those assets may be becoming stressed. Bank OZK (the former Bank of the Ozarks) wrote down $45 million in commercial real estate loans, which reportedly sported an 80% loan to value ratio when the loans were made.

Annual Report | October 31, 2018	9

Clough Global Equity Fund	Shareholder Letter

October 31, 2018 (Unaudited)

WHAT ABOUT EMERGING ASIA?

Headlines about Asian markets are dominating sentiment and are at risk of masking some of the important changes going on within China and its capital markets. In India, we believe that what Prime Minister Modi and his administration have accomplished over the last four years has been unprecedented in India's recent history. That being said, emerging market stress finally reached the shores of the Indian market and sentiment as opposed to underlying fundamentals can drive performance.

We are traditionally very flexible in our exposure to these markets. At the moment, given the turbulence created by U.S. and China trade tensions, along with rising U.S. rates and higher oil prices which are causing havoc with India’s current account balance, it is at the lower end of our target.

SHORT THEMES

SHORT SEMICONDUCTOR AND SMARTPHONE COMPONENT SUPPLIERS

The Fund currently has established short positions in two sectors: smartphone suppliers and select semiconductor manufacturers. Both industries face stagnant to declining demand and declining margins. While the semiconductor industry has been a key enabler of a data-driven economy and has become inherently less cyclical, the current demand cycle has led to pricing and profit margin levels which are unsustainable for certain suppliers. Many suppliers have responded by building capacity which is likely to ultimately exceed demand. We believe that pricing will come under pressure and that margins will follow.

The Fund currently remains long the stock of Apple Inc. while maintaining short positions in the company’s supply chain. Global unit sales of smartphones are flat, compressing profit margins for commodity suppliers, while Apple will benefit from a product mix shift which implies higher revenues per unit shipped and a growing services business. Companies manufacturing discrete capacitors for the phones are particularly vulnerable.

SHORT EUROPEAN BANKS

A sell-off in Italian bonds translated into lower bank stock prices across Europe, demonstrating the link between weak banks and weak government finances. The cost of credit is rising in response to aggressive fiscal stimulus plans. Falling bond prices weaken bank capital positions since the banks are a key source of government funding. Italian banks are particularly vulnerable. Italy’s banks are hurt by rising bond yields and remain vulnerable to a $290 billion pile of nonperforming loans. Moody’s once again downgraded these banks.

Meanwhile, French banks have written down less than 6% of their loans and they likely remain insolvent. At least they are liquid, but the European Central Bank is gradually turning off the liquidity spigot. We think a new solvency crisis looms in Europe and what little capital Europe’s banks have is fragile. At the same time, offshore dollar liquidity is tightening as U.S. corporations bring back their overseas cash hordes. U.S. policy is tight money and loose fiscal policy which draws more money to the U.S. Eventually, heavy subprime borrowing in the U.S. may reverse and force deleveraging, but that is not yet predictable.

FUND DISCOUNT MANAGEMENT PROGRAM

The Fund has taken several steps in the last year to shrink the price discount to net asset value. Throughout the past two years, Clough made a number of changes to reduce the expense ratios of the fund. Last fall, the Fund’s Board of Trustees agreed to a managed distribution rate of 10% for the next two years. History has shown that funds with higher distribution rates trade at more attractive valuations relative to net asset value. Finally, the Board of Trustees also implemented a significant tender offer in November 2017 at 98.5% of net asset value. Clough and the Board will continue to look for other opportunities to take shareholder friendly actions that will also shrink the Fund’s price discount to net asset value.

If you have any question, please contact Kevin McNally at 617-204-3411.

Sincerely,

Chuck Clough

Robert Zdunczyk

10	www.cloughglobal.com

Clough Global Equity Fund	Shareholder Letter

October 31, 2018 (Unaudited)

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Opportunities Fund (the “Funds”) are closed-end funds, which are traded on the NYSE American LLC, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end Fund is based on the market’s value.

The information in this letter represents the opinions of the individual Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Past performance is no guarantee of future results.

MSCI World Index: a stock market index of world stocks. It is maintained by MSCI Inc. and is often used as a common benchmark for world or global stock funds. The index includes a collection of stocks of all the developed markets in the world as defined by MSCI.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

It is not possible to invest directly in an Index.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is no guarantee of future results.

Annual Report | October 31, 2018	11

Clough Global Equity Fund	Portfolio Allocation

October 31, 2018 (Unaudited)

Top 10 Equity Holdings^^	% of Total Portfolio
1. Starwood Property Trust, Inc.	3.96%
2. Blackstone Mortgage Trust, Inc.	3.61%
3. Ares Capital Corp.	3.38%
4. GCI Liberty, Inc.	3.18%
5. Citigroup, Inc.	3.12%
6. Apple, Inc.	2.59%
7. JPMorgan Chase & Co.	2.41%
8. Microsoft Corp.	2.27%
9. Amazon.com, Inc.	2.16%
10. Bank of America Corp.	2.13%

Global Securities Holdings^	% of Total Portfolio
United States	88.65%
U.S. Multinationals†	8.01%
India	3.16%
United Kingdom	1.27%
Canada	1.26%
Switzerland	1.22%
China	1.11%
Japan	0.35%
Belgium	0.29%
Mexico	0.00%
Other	-5.32%
TOTAL INVESTMENTS	100.00%
Asset Allocation*	% of Total Portfolio
Common Stock - US	53.22%
Common Stock - Foreign	11.81%
Exchange Traded Funds	-0.28%
Total Return Swap Contracts	-0.47%
Total Equities	64.28%
Government L/T	6.91%
Preferred Stock	3.91%
Corporate Debt	2.96%
Total Fixed Income	13.78%
Short-Term Investments	18.34%
Other (Cash)	3.60%

TOTAL INVESTMENTS	100.00%

Country Allocation**	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA
United States	126.7%	-4.3%	131.0%	122.4%
U.S. Multinationals†	12.9%	-1.8%	14.7%	11.1%
India	4.4%	0.0%	4.4%	4.4%
United Kingdom	1.8%	0.0%	1.8%	1.8%
Canada	1.7%	0.0%	1.7%	1.7%
Switzerland	1.7%	0.0%	1.7%	1.7%
China	1.5%	0.0%	1.5%	1.5%
Japan	1.5%	-1.0%	2.5%	0.5%
Belgium	0.4%	0.0%	0.4%	0.4%
Mexico	0.0%	0.0%	0.0%	0.0%
Other	0.0%	-7.3%	7.3%	-7.3%
TOTAL INVESTMENTS	152.6%	-14.4%	167.0%	138.2%

*	Percentages are based on total investments, including securities sold short and derivative contracts. Holdings are subject to change.

^	Includes securities sold short, derivative contracts and foreign cash balances.

†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.

**	Calculated as percent of total net assets using value of cash traded securities and foreign cash balances, and notional value of derivative contracts.

^^	Only long positions are listed.

12	www.cloughglobal.com

Clough Global Opportunities Fund	Shareholder Letter

October 31, 2018 (Unaudited)

For the fiscal year ending October 31, the Clough Global Opportunities Fund (“GLO” or the “Fund”) was down 1.78% on net asset value (“NAV”) and down 6.48% on market price. The Fund’s benchmark, 75% of the MSCI World Index and 25% of the Barclays US Aggregate index, was up 0.87% for the same time. Health Care and Financials were the largest contributors by sector while Energy and Consumer Discretionary were the largest detractors. We will discuss individual names below.

First, we would like to address the recent spike in volatility on the markets. The spike in Treasury yields has been driven by real yields. Inflation expectations are falling, so rising bond yields are simply reflecting growth in the economy and in our view are likely close to peaking.

There are negatives. Equities are clearly discounting a peak in the profit cycle. Residential housing and auto sales are weak and forward-looking indicators of business cycle spending point to a slowdown. The Global Purchasing Managers Index (PMI) is falling, cyclicals are underperforming, and the global profit cycle is peaking. While the central banks focus on labor costs and headline consumer inflation, they are backward-looking at a time when private debt level is high, and a raft of high yield debt has been added to both corporate and financial sector balance sheets. Leveraged loans have mushroomed, having doubled over the past six years, and now stand at $1.1 trillion. They enable private equity holders to load their companies with debt to fuel the mergers and acquisitions (“M&A”) boom, but many of these loans have floating rates which leave them vulnerable to rising short term rates.

Nevertheless, we expect a recovery from October’s equity market selloff. At the first sign of stabilization, investors will face historically low yields and will be dependent on capital gains to capture returns. They will likely “buy the dip” for the simple reason that liquidity is still abundant. Financial market volatility is far more than trends in the underlying economy. High yield spreads are well within the range of quantitative easing experience, so the likelihood is that the Federal Reserve may cease tightening early in 2019.

TOP FIVE CONTRIBUTORS

CRISPR Therapeutics (CRSP) was a top performer for the year. CRISPR, a gene editing company, gained after it was the first company of its kind to file a clinical trial authorization in Europe, and gained on M&A activity in the cancer therapy area as highlighted by Celgene’s takeout bid for Juno Therapeutics. This offer led to higher value being ascribed to CRISPR, which has retained all rights to its immune oncology platform.

Amazon (AMZN) was a top performer in GLO for the year. We believe Amazon’s dominance in retail services as well as it web services business makes it a long-term winner in the global technology sector. The recent acquisition of Whole Foods can also help drive earnings going forward.

Microsoft (MSFT) was a top contributor in the Fund. MSFT is one of the winners in cloud computing. MSFT Azure and Office 365 will continue to drive top line growth. This coupled with higher incremental margins as the cloud business scales and discipline on cost will drive strong earnings and free cash flow growth. Given these fundamentals, its valuation and return of capital profile, MSFT remains a core position in the Fund.

Credit Acceptance (CACC) is an indirect auto lender that caters to the very large and underserved deep subprime population. The company’s data, processes, and dealer relationships provide it with formidable competitive advantages that have allowed it to grow steadily and at attractive returns on capital for a decade. More recently the company’s fundamentals have accelerated on the back of sales force investments that the company has made. We believe that both the company’s fundamentals and valuation remain attractive and continue to hold the position.

Correvio Pharma (CORV), formerly Cardiome Pharma, is a cardiovascular pharmaceutical company and was a top performer for the year in GLO. CORV improved its business mix by selling its loss leading Canadian business. They also received multiple drug approvals outside the United States. Correvio also benefited from the Food and Drug Administration (“FDA”) lifting a key clinical hold in the U.S.

TOP FIVE DETRACTORS

Baker Hughes Corp (BHI) was a top detractor in GLO. The position has subsequently been sold. We purchased Baker Hughes thinking that margins would expand in the company’s key Turbo Machinery and Process Controls business. But operating problems continue to linger in that business, far longer than they should have, and we decided our investment was premature.

We wrote down a portion of the private investment in Fairway Energy. Fairway is a crude oil storage company in the Houston area with a 10-million-barrel storage terminal capable of receiving crude from the Permian Basin, the Eagle Ford Shale basin, as well as Canada/Mid-continent production locations. The company’s utilization rates have been depressed by backwardation in the crude oil price curve, wherein deferred futures prices for crude are depressed relative to the price of near term deliveries. This discourages holding crude inventories and of course reduces demand for storage. In addition, the company currently faces intense competitive pressures and higher than expected transportation costs.

Annual Report | October 31, 2018	13

Clough Global Opportunities Fund	Shareholder Letter

October 31, 2018 (Unaudited)

GCI Liberty is an entity through which we own Charter Communications (CHTR) shares at a discount to their NAV. Charter is the 2nd largest cable company in the country run by what we believe is the best management team in the industry. The company has been investing heavily in its high-speed data product to increase speeds and capacity, while repositioning its product packaging to result in sustainable growth at lower churn, higher margins and lower capital intensity. The position was a negative contributor during the year as the company reported temporarily weak Q1 subscriber results due to the integration of the Time Warner and Bright House Networks assets. The negative performance was also compounded by concerns around competition from emerging technologies such as 5G. Subscriber trends have since improved as the company completes its integration efforts and we believe they will continue to improve over the next few quarters and converge towards the kind of growth that CHTR experienced after the current management team repositioned the company’s legacy assets. Furthermore, we believe that the concern around competition from 5G will also fade, and that 5G will come to be regarded similarly to Verizon Fios, Google Fiber, etc.; a competitive last mile solution that is highly manageable in the context of a well-positioned footprint like CHTR’s.

A good example of the digital disruption theme is Carvana (CVNA), an online company disrupting the used car rtailing industry. It exemplifies the type of investments we seek as disruptive technologies migrate to large and more traditional industries. The company has been growing revenues more than 100% annually.

Automotive marketing, particularly for used cars, has not changed in over a century and is ripe for disruption. The traditional used car dealer commits millions of investment dollars in inventory, bricks and mortar, and selling, general and administrative expenses (“SG&A”) at individual dealerships yet offers only a limited inventory of vehicles. The market is extremely fragmented. The largest used car retailer, Carmax, has only a 1.7% market share. Carvana Corp. stepped into this market only five years ago yet today reaches 40% of the U.S. market for used vehicles. It accomplished this by developing a capital-light growth strategy which involves building large centralized inspection and reconditioning centers, each of which serves a wide geographical region. With pooled inventories of over 10,000 vehicles, the company offers the buyer a huge choice via an online platform where they can find, finance and purchase a vehicle in less than 10 minutes at prices that average $1,500 less than Kelly Blue Book values. In short, the company benefits from great economies of scale and provides a huge growth opportunity, a great product offering, and highly scaleable economics.

Carvana is led by a talented founder-CEO with a significant ownership stake in the business. We think the company may see continued triple-digit growth for a number of years and because the business is so scalable, this could have a substantial impact on its profit margins.

As Carvana’s market capitalization grew in the last year, we decided to add it to the Fund on the market pull back. Unfortunately, the October pull back was severe leading to CVNA being a detractor for GLO. We continue to hold the position and will look to add once we feel the name and market have stabilized.

OTHER CURRENT INVESTMENT THEMES:

BIOTECHNOLOGY

We continue to monitor the Trump administration’s actions and rhetoric on drug costs. Importantly, the administration, through the Centers for Medicare and Medicaid Services and the FDA, continues to be focused on innovation within biotech and has stated that it is supportive of the high risk, high innovation approach in biotech. Our longer-term outlook for small and mid-cap biotech companies currently remains bullish. As shown in the chart below, biotech has seen its share of new medicine development increase significantly since 2001, whereas big pharma has seen its share of innovation decrease.

We believe these smaller, more prolific drug developers are likely to continue to be rewarded through premium priced mergers and acquisitions (“M&A”), as the largest companies continue to look outside their own labs for products.

14	www.cloughglobal.com

Clough Global Opportunities Fund	Shareholder Letter

October 31, 2018 (Unaudited)

Source: EvaluatePharma; Pharmaprojects; McKinsey analysis

Among other holdings, the Fund also has exposure to companies engaged in a variety of promising areas across the biotechnology sector, including genomic sequencing, telemedicine, and specialty pharma that uses genetically modified cannabis plants for the treatment of pediatric seizures.

We are particularly bullish on the M&A landscape in biotech. We have positioned the Fund with what we believe are several attractive strategic assets and have used the drawdown in October 2018 to selectively add to some of our favorite names within the space. As we have mentioned in the past, we are currently bullish, based on starving pipelines, tax repatriation, and the need for innovation at the large biopharma companies.

U.S. MONEY CENTER BANKS
The number of shares outstanding for the U.S. money center banks keep falling and U.S. banks are returning ever larger portions of profits to shareholders in dividends and share repurchases. For example, JP Morgan Chase & Co.’s shares outstanding dropped 5% over the past year; Citigroup’s dropped 8%. Citi’s management is particularly incentivized to grow profits: its bonus pool pays out fully if Citi earns at least $22.50 of cumulative earnings per share between 2018 and 2020. Regulators are satisfied with capital levels.

Money center banks reported strong earnings in the third quarter despite lower mortgage and investment banking activity along with weak trading and loan growth. Bank of America Corp.’s investment banking fees fell 18%, but total revenues were up 5% built upon strong credit card operations. Expenses were actually down 2%.

Citi, in particular, can potentially achieve much higher margins. Outside of its highly profitable credit card business, Citi’s efficiency ratios (roughly, costs as a percentage of revenues) are still high compared to its peers. Management’s target is to reduce them 200 basis points each year. An activist, ValueAct, is involved and we expect further restructuring moves and stock buybacks. Citi remains the last man standing in global banking, and we believe it is well situated to potentially return more than its earnings. Deferred tax asset utilization will reduce its tax rate, and the bank will get a new chairman in early 2019.

We believe the environment for community and small regional banks is becoming more tenuous and the money centers will gain share in the more attractive market segments. For example, larger banks have limited their real estate lending in this cycle while banks with less than $100 billion in assets have materially increased their commercial real estate loans to suburban developers and those assets may be becoming stressed. Bank OZK (the former Bank of the Ozarks) wrote down $45 million in commercial real estate loans, which reportedly sported an 80% loan to value ratio when the loans were made.

Annual Report | October 31, 2018	15

Clough Global Opportunities Fund	Shareholder Letter

October 31, 2018 (Unaudited)

WHAT ABOUT EMERGING ASIA?
Headlines about Asian markets are dominating sentiment and are at risk of masking some of the important changes going on within China and its capital markets. In India, we believe that what Prime Minister Modi and his administration have accomplished over the last four years has been unprecedented in India’s recent history. That being said, emerging market stress finally reached the shores of the Indian market and sentiment as opposed to underlying fundamentals can drive performance.

We are traditionally very flexible in our exposure to these markets. At the moment, given the turbulence created by U.S. and China trade tensions, along with rising U.S. rates and higher oil prices which are causing havoc with India’s current account balance, it is at the lower end of our target.

CURRENT SHORT THEMES

SHORT SEMICONDUCTOR AND SMARTPHONE COMPONENT SUPPLIERS

The Fund currently has established short positions in two sectors: smartphone suppliers and select semiconductor manufacturers. Both industries face stagnant to declining demand and declining margins. While the semiconductor industry has been a key enabler of a data-driven economy and has become inherently less cyclical, the current demand cycle has led to pricing and profit margin levels which are unsustainable for certain suppliers. Many suppliers have responded by building capacity which is likely to ultimately exceed demand. We believe that pricing will come under pressure and that margins will follow.

The Fund currently remains long the stock of Apple Inc. while maintaining short positions in certain companies within the company’s supply chain. Global unit sales of smartphones are flat, compressing profit margins for commodity suppliers, while Apple will benefit from a product mix shift which implies higher revenues per unit shipped and a growing services business. Companies manufacturing discrete capacitors for the phones are particularly vulnerable.

SHORT EUROPEAN BANKS

A sell-off in Italian bonds translated into lower bank stock prices across Europe, demonstrating the link between weak banks and weak government finances. The cost of credit is rising in response to aggressive fiscal stimulus plans. Falling bond prices weaken bank capital positions since the banks are a key source of government funding. Italian banks are particularly vulnerable. Italy’s banks are hurt by rising bond yields and remain vulnerable to a $290 billion pile of nonperforming loans. Moody’s once again downgraded these banks.

Meanwhile, French banks have written down less than 6% of their loans and they likely remain insolvent. At least they are liquid, but the European Central Bank is gradually turning off the liquidity spigot. We think a new solvency crisis looms in Europe and what little capital Europe’s banks have is fragile. At the same time, offshore dollar liquidity is tightening as U.S. corporations bring back their overseas cash hordes. U.S. policy is tight money and loose fiscal policy which draws more money to the U.S. Eventually, heavy subprime borrowing in the U.S. may reverse and force deleveraging, but that is not yet predictable.

FIXED INCOME

We continue to keep our duration low in the Fund. With rates moving higher, we are positioned in the less volatile front end of the yield curve in investment grade corporate bonds as well as investment grade floating rate bonds. The Fund has sold almost all of its agency mortgage backed securities. In a rising rate environment, these bonds will extend in duration and fall in price. We still believe in a low rate environment in the long term and are patiently waiting for buying opportunities amidst the repricing in the bond market.

16	www.cloughglobal.com

Clough Global Opportunities Fund	Shareholder Letter

October 31, 2018 (Unaudited)

FUND DISCOUNT MANAGEMENT PROGRAM

The Fund has taken several steps in the last year to shrink the price discount to net asset value. Throughout the past two years, we have made a number of changes to reduce the expense ratios of the Fund. Last fall, the Fund’s Board of Trustees agreed to a managed distribution rate of 10% for the next two years. History has shown that funds with higher distribution rates trade at more attractive valuations relative to net asset value. Finally, the Board of Trustees also implemented a significant tender offer in November 2017 at 98.5% of net asset value. Clough and the Board will continue to look for other opportunities to take shareholder friendly actions that will also shrink the Fund’s price discount to net asset value.

If you have any questions about your investment, please call 1-877-256-8445.

Sincerely,

Chuck Clough

Robert Zdunczyk

Annual Report | October 31, 2018	17

Clough Global Opportunities Fund	Shareholder Letter

October 31, 2018 (Unaudited)

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Opportunities Fund (the “Funds”) are closed-end funds, which are traded on the NYSE American LLC, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end Fund is based on the market’s value.

The information in this letter represents the opinions of the individual Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Past performance is no guarantee of future results.

MSCI World Index: a stock market index of world stocks. It is maintained by MSCI Inc. and is often used as a common benchmark for world or global stock funds. The index includes a collection of stocks of all the developed markets in the world as defined by MSCI.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

It is not possible to invest directly in an Index.

RISKS
An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is no guarantee of future results.

18	www.cloughglobal.com

Clough Global Opportunities Fund	Portfolio Allocation

October 31, 2018 (Unaudited)

Top 10 Equity Holdings^^	% of Total Portfolio
1. Starwood Property Trust, Inc.	3.45%
2. Citigroup, Inc.	3.11%
3. GCI Liberty, Inc.	3.10%
4. Ares Capital Corp.	2.68%
5. Apple, Inc.	2.53%
6. Blackstone Mortgage Trust, Inc.	2.48%
7. JPMorgan Chase & Co.	2.47%
8. Bank of America Corp.	2.13%
9. Amazon.com, Inc.	2.08%
10. Yelp, Inc.	1.85%

Global Securities Holdings^	% of Total Portfolio
United States	86.12%
U.S. Multinationals†	9.42%
India	2.84%
United Kingdom	2.43%
Canada	1.92%
China	1.10%
Switzerland	0.94%
Japan	0.39%
South Korea	-0.12%
Chile	-0.33%
Other	-4.71%
TOTAL INVESTMENTS	100.00%
Asset Allocation*	% of Total Portfolio
Common Stock - US	41.08%
Common Stock - Foreign	10.83%
Exchange Traded Funds	-0.27%
Total Return Swap Contracts	-0.75%
Total Equities	50.89%
Corporate Debt	23.72%
Government L/T	12.03%
Preferred Stock	2.87%
Asset/ Mortgage Backed	1.67%
Total Fixed Income	40.29%
Short-Term Investments	4.87%
Other (Cash)	3.95%

TOTAL INVESTMENTS	100.00%

Country Allocation**	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA
United States	128.7%	-4.2%	132.9%	124.5%
U.S. Multinationals†	15.5%	-1.9%	17.4%	13.6%
India	4.1%	0.0%	4.1%	4.1%
United Kingdom	3.5%	0.0%	3.5%	3.5%
Canada	2.8%	0.0%	2.8%	2.8%
China	1.6%	0.0%	1.6%	1.6%
Switzerland	1.4%	0.0%	1.4%	1.4%
Japan	1.6%	-1.0%	2.6%	0.6%
South Korea	0.0%	-0.2%	0.2%	-0.2%
Chile	0.0%	-0.5%	0.5%	-0.5%
Other	0.0%	-6.8%	6.8%	-6.8%
TOTAL INVESTMENTS	159.2%	-14.6%	173.8%	144.6%

*	Percentages are based on total investments, including securities sold short and derivative contracts. Holdings are subject to change.
^	Includes securities sold short, derivative contracts and foreign cash balances.
†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.
**	Calculated as percent of total net assets using value of cash traded securities and foreign cash balances, and notional value of derivative contracts.
^^	Only long positions are listed.

Annual Report | October 31, 2018	19

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2018

	Shares	Value
COMMON STOCKS 68.31%
Communication Services 2.92%
China Mobile, Ltd. - Sponsored ADR(a)	16,400	$763,420
China Mobile, Ltd.	89,000	831,898
Nintendo Co., Ltd.	3,106	967,846
		2,563,164

Consumer Discretionary 3.90%
DR Horton, Inc.(a)(b)	25,226	907,127
Home Depot, Inc.(a)(b)	2,800	492,464
Lennar Corp. - Class A(a)(b)	31,800	1,366,764
Mahindra & Mahindra, Ltd.	63,712	659,953
		3,426,308

Energy 0.30%
Fairway Energy LP(c)(d)(e)(f)(g)(k)	130,700	264,929

Financials 32.17%
Ares Capital Corp.(a)	228,300	3,917,628
Bank of America Corp.(a)(b)	96,791	2,661,752
Blackstone Mortgage Trust, Inc. - Class A(a)	89,700	3,026,478
Citigroup, Inc.(a)(b)	59,330	3,883,742
Golub Capital BDC, Inc.(a)	89,700	1,654,965
Granite Point Mortgage Trust, Inc.(a)	52,100	969,581
JPMorgan Chase & Co.(a)(b)	27,500	2,998,050
Ladder Capital Corp.(a)	49,218	828,831
Ping An Insurance Group Co. of China, Ltd. - Class H	89,000	838,140
Solar Capital, Ltd.(a)	93,900	1,934,340
Starwood Property Trust, Inc.(a)	192,800	4,187,616
TPG Specialty Lending, Inc.(a)	68,300	1,371,464
		28,272,587

Health Care 11.57%
Amgen, Inc.(a)	9,800	1,889,342
Bristol-Myers Squibb Co.(a)(b)	29,841	1,508,164
Johnson & Johnson(a)(b)	24,550	3,436,755
Pfizer, Inc.(a)(b)	77,400	3,332,844
		10,167,105

Industrials 4.21%
Ashtead Group PLC	47,357	1,171,592
Larsen & Toubro, Ltd.	36,586	641,968
TransDigm Group, Inc.(a)(c)	5,700	1,882,425
		3,695,985

Information Technology 10.03%
Apple, Inc.(a)(b)	14,830	3,245,694
Cisco Systems, Inc.(a)(b)	17,200	786,900
	Shares	Value
Information Technology (continued)
Microsoft Corp.(a)(b)	44,800	$4,785,088
		8,817,682

Real Estate 3.21%
Community Healthcare Trust, Inc.(a)	94,900	2,820,428

TOTAL COMMON STOCKS
(Cost $57,307,698)		60,028,188

CLOSED-END FUNDS 0.41%
KKR Income Opportunities Fund(a)	19,800	312,246
Wells Fargo Multi-Sector Income Fund(a)	4,300	49,751

TOTAL CLOSED-END FUNDS
(Cost $376,150)		361,997

PREFERRED STOCKS 8.09%
Annaly Capital Management, Inc.
Series H, 8.125%(a)	10,640	273,288
Series G, 6.500%(a)	37,476	892,678
Ares Management LP
Series A, 7.000%(a)	35,000	909,650
First Republic Bank
Series D, 5.500%(a)(b)	35,000	836,500
Global Medical REIT, Inc.
Series A, 7.500%(a)	10,900	268,903
New Mountain Finance Corp., 5.750%(a)(b)	40,000	996,000
PennyMac Mortgage Investment Trust
Series A, 3M US L + 5.831%(a)(h)	22,000	545,600
Series B, 3M US L + 5.99%(a)(h)	10,000	245,710
Summit Hotel Properties, Inc.
Series E, 6.250%(a)	40,000	918,000
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(a)(h)	28,500	735,585
Series C, 3M US L + 5.011%(a)(h)	20,000	485,200

TOTAL PREFERRED STOCKS
(Cost $7,228,348)		7,107,114

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 48.73%
Ares Capital Corp.
11/30/2018, 4.875%	$500,000	500,715
03/01/2025, 4.250%(a)	1,000,000	952,182

20	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2018

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
Ashtead Capital, Inc.
10/01/2024, 5.625%(a)(d)	$1,148,000	$1,181,005
Bank of America Corp.
10/21/2022, 2.503%(a)(b)	1,000,000	950,607
Series FF, Perpetual Maturity, 3M US L + 2.931%(a)(b)(h)(i)	1,000,000	971,250
Series V, Perpetual Maturity, 3M US L + 3.387%(a)(h)(i)	1,000,000	998,750
Bayer US Finance II LLC
07/15/2022, 2.200%(a)(d)	1,000,000	931,404
BMW US Capital LLC
09/15/2021, 1.850%(a)(b)(d)	1,000,000	957,072
Series REGS, 09/15/2021, 1.850%	500,000	478,518
BP Capital Markets PLC
05/10/2019, 2.237%(a)(b)	1,000,000	997,178
09/19/2022, 2.520%(a)	700,000	672,229
Citigroup, Inc.
Series N, Perpetual Maturity, 3M US L + 4.0932%(a)(b)(h)(i)	1,500,000	1,526,250
Citizens Financial Group, Inc.
09/28/2022, 4.150%(a)(b)(d)	1,325,000	1,316,794
Dominion Energy, Inc.
07/01/2020, 2.579%(a)	1,000,000	985,097
DR Horton, Inc.
12/01/2020, 2.550%(a)(b)	1,000,000	977,143
Fifth Third Bancorp
Series J, Perpetual Maturity, 3M US L + 3.129%(a)(b)(h)(i)	1,000,000	988,750
Goldman Sachs Group, Inc.
Series P, Perpetual Maturity, 3M US L + 2.874%(a)(b)(h)(i)	1,000,000	924,800
Hercules Capital, Inc.
10/23/2022, 4.625%(a)(b)	1,000,000	961,966
Huntington Ingalls Industries, Inc.
11/15/2025, 5.000%(a)(d)	750,000	777,375
Interpublic Group of Cos., Inc.
04/15/2024, 4.200%(a)(b)	1,000,000	994,854
Jackson National Life Global Funding
06/27/2022, 2.500%(a)(d)	1,000,000	961,112
JPMorgan Chase & Co.
Series I, Perpetual Maturity, 3M US L + 3.47%(a)(b)(h)(i)	1,429,000	1,436,145
Series Z, Perpetual Maturity, 3M US L + 3.80%(a)(b)(h)(i)	1,250,000	1,271,875
Lennar Corp.
01/15/2022, 4.125%(a)(b)	2,000,000	1,960,100
Lockheed Martin Corp.
11/23/2020, 2.500%(a)(b)	1,000,000	982,437
Main Street Capital Corp.
12/01/2019, 4.500%(a)(b)	1,000,000	1,000,099
12/01/2022, 4.500%(a)	500,000	497,026
Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
Manufacturers & Traders Trust Co.
05/18/2022, 2.500%(a)(b)	$1,000,000	$964,167
Masco Corp.
04/01/2021, 3.500%(a)(b)	1,000,000	995,369
Morgan Stanley
Series H, Perpetual Maturity, 3M US L + 3.61%(a)(b)(h)(i)	1,500,000	1,515,195
New York Life Global Funding
06/10/2022, 3M US L + 0.52%(a)(d)(h)	1,000,000	1,006,065
Penske Truck Leasing Co. LP / PTL Finance Corp.
03/14/2023, 2.700%(a)(d)	1,000,000	945,617
People’s United Bank National Association
07/15/2024, 4.000%(a)	1,000,000	985,149
Philip Morris International, Inc.
08/22/2022, 2.500%(a)	750,000	720,505
PNC Financial Services Group, Inc.
08/11/2020, 4.375%(a)	1,000,000	1,016,594
Solar Capital, Ltd.
01/20/2023, 4.500%(a)	500,000	478,510
Southwest Airlines Co.
11/16/2022, 2.750%(a)	1,000,000	968,061
Starwood Property Trust, Inc.
02/01/2021, 3.625%(a)(d)	750,000	730,313
Towne Bank/Portsmouth VA
07/30/2027, 3M US L + 2.55%(a)(h)	600,000	592,640
TPG Specialty Lending, Inc.
01/22/2023, 4.500%	750,000	737,637
Visa, Inc.
12/14/2022, 2.800%(a)	750,000	731,472
Wells Fargo & Co.
Series MTN, 07/22/2022, 2.625%(a)(b)	1,000,000	960,800
Series K, Perpetual Maturity, 3M US L + 3.77%(a)(b)(h)(i)	1,307,000	1,318,436
Welltower, Inc.
04/01/2019, 4.125%(a)(b)	1,000,000	1,002,117

TOTAL CORPORATE BONDS
(Cost $43,679,816)		42,821,380

ASSET/MORTGAGE BACKED SECURITIES 3.60%
Federal Home Loan Mortgage Corp. - REMICS
Series 2017-4707, Class AD, 07/15/2047, 2.500%(a)	896,200	868,004
Federal National Mortgage Association - REMICS
Series 2017-16, Class NA, 03/25/2047, 3.000%	683,572	646,398

Annual Report | October 31, 2018	21

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2018

Description and Maturity Date	Principal Amount	Value
ASSET/MORTGAGE BACKED SECURITIES (continued)
SBA Small Business Investment Companies
Series 2013-10B, Class 1, 09/10/2023, 3.644%	$370,093	$371,453
Series 2016-10A, Class 1, 03/10/2026, 2.507%	473,565	454,996
Series 2018-10A, Class 1, 03/10/2028, 3.187%	736,851	722,269
United States Small Business Administration
Series 2008-20L, Class 1, 12/01/2028, 6.220%	99,997	106,383

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $3,260,686)		3,169,503

GOVERNMENT & AGENCY OBLIGATIONS 14.26%
U.S. Treasury Bonds
12/31/2019, 1.625%(a)	1,000,000	987,168
08/15/2026, 6.750%(a)	750,000	940,137
11/15/2026, 6.500%(a)	1,600,000	1,987,000
08/15/2029, 6.125%(a)	1,250,000	1,586,035
05/15/2030, 6.250%(a)	1,000,000	1,296,133
02/15/2038, 4.375%(a)	1,000,000	1,156,953
05/15/2040, 4.375%(a)	1,000,000	1,159,375
02/15/2041, 4.750%(a)	1,000,000	1,219,688
05/15/2041, 4.375%(a)	1,000,000	1,160,664
08/15/2043, 3.625%(a)	1,000,000	1,039,824

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $13,255,320)		12,532,977

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 6.73%
Money Market Funds 6.73%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (2.061% 7-day yield)	5,741,244	5,741,244
Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio (2.010% 7-day yield)(a)	173,722	173,722
		5,914,966
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,914,966)		5,914,966
Value
Total Investments - 150.13%
(Cost $131,022,984)	$131,936,125

Liabilities in Excess of Other Assets - (50.13%)(j)	(44,056,308)

NET ASSETS - 100.00%	$87,879,817

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value
COMMON STOCKS (10.48%)
Communication Services (0.45%)
Cars.com, Inc.	(15,300)	(399,483)

Consumer Staples (0.35%)
Walgreens Boots Alliance, Inc.	(3,800)	(303,126)

Financials (3.71%)
Deutsche Bank AG	(98,000)	(957,460)
Mediobanca Banca di Credito Finanziario SpA	(93,961)	(825,006)
Societe Generale S.A.	(20,658)	(759,977)
UniCredit SpA	(56,186)	(720,140)
		(3,262,583)

Health Care (0.45%)
McKesson Corp.	(3,200)	(399,232)

Industrials (1.31%)
MasTec, Inc.	(9,500)	(413,345)
Stericycle, Inc.	(7,300)	(364,781)
Triumph Group, Inc.	(20,200)	(368,650)
		(1,146,776)

Information Technology (4.21%)
Diodes, Inc.	(12,800)	(386,432)
F5 Networks, Inc.	(1,000)	(175,280)
International Business Machines Corp.	(6,200)	(715,666)
Juniper Networks, Inc.	(14,300)	(418,561)
KEMET Corp.	(23,400)	(509,652)
Manhattan Associates, Inc.	(9,200)	(439,208)
Siltronic AG	(3,415)	(313,617)
Sumco Corp.	(26,300)	(355,686)
Taiyo Yuden Co., Ltd.	(19,000)	(383,755)
		(3,697,857)

TOTAL COMMON STOCKS
(Proceeds $9,959,081)		(9,209,057)

22	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2018

SCHEDULE OF SECURITIES SOLD SHORT (c) (continued)	Shares	Value
EXCHANGE TRADED FUNDS (0.37%)
United States Natural Gas Fund LP	(12,350)	$(329,745)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $373,486)		(329,745)

TOTAL SECURITIES SOLD SHORT
(Proceeds $10,332,567)		$(9,538,802)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of October 31, 2018 was 2.56%

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of October 31, 2018, the aggregate value of those securities was $106,859,875, representing 121.60% of net assets. (See Note 1 and Note 6).
(b)	Loaned security; a portion or all of the security is on loan as of October 31, 2018.
(c)	Non-income producing security.
(d)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2018, these securities had an aggregate value of $9,071,686 or 10.32% of net assets. These securities have been deemed liquid by the Adviser based on procedures approved by the Board. (See Note 1).
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of October 31, 2018, these securities had an aggregate of $264,929 or 0.30% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board. (See Note 1).
(f)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of October 31, 2018, these securities had an aggregate value of $264,929 or 0.30% of total net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1).
(h)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(i)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(j)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.
(k)	Security filed for bankruptcy subsequent to October 31, 2018.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

Annual Report | October 31, 2018	23

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2018

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Credit Suisse	Larsen & Toubro, Ltd.	$465,849	1M LIBOR + 217 bps	1 M LIBOR	12/31/2020	$1,296,289	$830,440
Morgan Stanley	Walsin Technology Corp.	(688,107)	1D FEDEF -904 bps	1 D FEDEF	10/08/2020	(497,303)	190,804
		$(222,258)				$798,986	$1,021,244

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Banco Santander SA	$(826,703)	1D FEDEF -50 bps	1 D FEDEF	05/20/2020	$(828,556)	$(1,853)
Morgan Stanley	Globalwafers Co., Ltd.	(269,110)	1D FEDEF -412.50 bps	1 D FEDEF	10/08/2020	(311,010)	(41,900)
Morgan Stanley	Jiangsu Yanghe Brewery Joint	1,149,453	1D FEDEF + 255 bps	1 D FEDEF	10/01/2020	817,475	(331,978)
Morgan Stanley	Samsung Electro-Mechanics Co., Ltd.	(149,148)	1D FEDEF - 650 bps	1 D FEDEF	10/29/2020	(160,709)	(11,561)
Morgan Stanley	Sociedad Quimica	(377,655)	1D FEDEF -487 bps	1 D FEDEF	02/05/2020	(394,290)	(16,635)
		$(473,163)				$(877,090)	$(403,927)
		$(695,421)				$(78,104)	$617,317

See Notes to the Financial Statements.

24	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments

October 31, 2018

	Shares	Value
COMMON STOCKS 100.86%
Communication Services 11.56%
GCI Liberty, Inc. - Class A(a)(b)(c)	138,421	$6,551,466
Nintendo Co., Ltd.	7,019	2,187,159
T-Mobile US, Inc.(a)(b)(c)	19,300	1,323,015
TrueCar, Inc.(a)(b)(c)	172,363	1,961,491
Vonage Holdings Corp.(a)(b)(c)	96,500	1,279,590
Yelp, Inc.(a)(b)(c)	92,700	3,969,414
		17,272,135

Consumer Discretionary 9.64%
Amazon.com, Inc.(a)(b)(c)	2,790	4,458,448
Carvana Co.(a)(b)	63,000	2,441,250
DR Horton, Inc.(b)(c)	45,221	1,626,147
Home Depot, Inc.(b)	4,600	809,048
Lennar Corp. - Class A(b)(c)	55,000	2,363,900
Mahindra & Mahindra, Ltd.	141,114	1,461,712
Wayfair, Inc. - Class A(a)(b)(c)	11,250	1,240,762
		14,401,267

Energy 0.30%
Fairway Energy LP(a)(d)(e)(f)(g)(l)	217,600	441,075

Financials 37.72%
Arbor Realty Trust, Inc.(b)	86,300	1,042,504
Ares Capital Corp.(b)	405,800	6,963,528
Bank of America Corp.(b)(c)	159,705	4,391,888
Blackstone Mortgage Trust, Inc. - Class A(b)	220,900	7,453,166
Citigroup, Inc.(b)(c)	98,319	6,435,962
Credit Acceptance Corp.(a)(b)(c)	5,290	2,245,182
Golub Capital BDC, Inc.(b)	193,109	3,562,861
Granite Point Mortgage Trust, Inc.(b)	156,800	2,918,048
JPMorgan Chase & Co.(b)(c)	45,500	4,960,410
Ladder Capital Corp.(b)	117,779	1,983,398
Ping An Insurance Group Co. of China, Ltd. - Class H	145,200	1,367,392
Solar Capital, Ltd.(b)	145,000	2,987,000
Starwood Property Trust, Inc.(b)	376,300	8,173,236
TPG Specialty Lending, Inc.(b)	92,500	1,857,400
		56,341,975

Health Care 17.77%
Align Technology, Inc.(a)(b)(c)	2,645	585,074
Amgen, Inc.(b)	8,540	1,646,427
Apellis Pharmaceuticals, Inc.(a)(b)(c)	97,397	1,362,584
Avanos Medical, Inc.(a)(b)	16,700	945,220
BioMarin Pharmaceutical, Inc.(a)(b)(c)	10,400	958,568
Boston Scientific Corp.(a)(b)(c)	54,000	1,951,560
Centrexion Therapeutics(a)(d)(e)(f)(g)	416,666	749,999
	Shares	Value
Health Care (continued)
Correvio Pharma Corp.(a)(b)(c)	355,500	$1,201,590
CRISPR Therapeutics AG(a)(b)(c)	60,767	1,991,335
Equillium, Inc.(a)(b)	37,600	526,400
Galapagos NV - Sponsored ADR(a)(b)(c)	5,900	606,107
Gossamer Biosciences(a)(d)(e)(f)(g)	264,246	850,000
GW Pharmaceuticals PLC - ADR(a)(b)	4,890	672,326
Idorsia, Ltd.(a)(d)	27,100	524,967
Illumina, Inc.(a)(b)(c)	5,320	1,655,318
Intra-Cellular Therapies, Inc.(a)(b)	82,100	1,394,058
Johnson & Johnson(b)(c)	14,050	1,966,859
Pfizer, Inc.(b)(c)	46,900	2,019,514
Sienna Biopharmaceuticals, Inc.(a)(b)	27,631	255,034
Teladoc Health, Inc.(a)(b)(c)	29,000	2,010,860
Veracyte, Inc.(a)(b)(c)	95,300	1,415,205
Vertex Pharmaceuticals, Inc.(a)(b)(c)	7,410	1,255,699
		26,544,704

Industrials 3.45%
Ashtead Group PLC	78,814	1,949,825
Larsen & Toubro, Ltd.	58,326	1,023,436
TransDigm Group, Inc.(a)(b)	6,610	2,182,953
		5,156,214

Information Technology 19.51%
Apple, Inc.(b)(c)	24,390	5,337,995
GTT Communications, Inc.(a)(b)(c)	38,900	1,396,510
Guidewire Software, Inc.(a)(b)	13,300	1,183,301
Luxoft Holding, Inc.(a)(b)(c)	32,100	1,323,483
Microsoft Corp.(b)(c)	43,800	4,678,278
Mimecast, Ltd.(a)(b)	55,300	1,927,758
RealPage, Inc.(a)(b)(c)	22,200	1,176,600
salesforce.com, Inc.(a)(b)(c)	26,220	3,598,433
ServiceNow, Inc.(a)(b)(c)	7,800	1,412,112
Shopify, Inc. - Class A(a)(b)	10,100	1,395,315
Talend SA - ADR(a)(b)	20,300	1,257,585
ViaSat, Inc.(a)(b)(c)	21,442	1,367,142
WNS Holdings, Ltd. - ADR(a)(b)(c)	40,100	2,012,619
Zendesk, Inc.(a)(b)(c)	19,600	1,077,412
		29,144,543

Real Estate 0.91%
Community Healthcare Trust, Inc.(b)	45,800	1,361,176

TOTAL COMMON STOCKS
(Cost $143,804,253)		150,663,089

Annual Report | October 31, 2018	25

Clough Global Equity Fund	Statement of Investments

October 31, 2018

	Shares	Value
CLOSED-END FUNDS 0.39%
KKR Income Opportunities Fund(b)	32,104	$506,280
Wells Fargo Multi-Sector Income Fund(b)	6,900	79,833

TOTAL CLOSED-END FUNDS
(Cost $608,974)		586,113

PREFERRED STOCKS 5.40%
Annaly Capital Management, Inc.
Series G, 6.500%(b)	60,000	1,429,200
Ares Management LP
Series A, 7.000%(b)	71,000	1,845,290
First Republic Bank
Series D, 5.500%(b)	2,464	58,889
Global Medical REIT, Inc.
Series A, 7.500%(b)	17,700	436,659
PennyMac Mortgage Investment Trust
Series A, 3M US L + 5.831%(b)(h)	48,692	1,207,562
Series B, 3M US L + 5.99%(b)(h)	10,000	245,710
Summit Hotel Properties, Inc.
Series E, 6.250%(b)	40,000	918,000
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(b)(h)	51,000	1,316,310
Series C, 3M US L + 5.011%(b)(h)	25,000	606,500

TOTAL PREFERRED STOCKS
(Cost $8,116,819)		8,064,120

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 4.08%
Bank of America Corp.
Series FF, Perpetual Maturity, 3M US L + 2.931%(b)(h)(i)	$1,000,000	971,250
Goldman Sachs Group, Inc.
Series P, Perpetual Maturity, 3M US L + 2.874%(b)(h)(i)	2,000,000	1,849,600
Morgan Stanley
Series H, Perpetual Maturity, 3M US L + 3.61%(b)(h)(i)	1,250,000	1,262,662
Wells Fargo & Co.
Series K, Perpetual Maturity, 3M US L + 3.77%(b)(h)(i)	2,000,000	2,017,500

TOTAL CORPORATE BONDS
(Cost $6,202,063)		6,101,012
Description and Maturity Date	Principal Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS 9.53%
U.S. Treasury Bonds
02/28/2019, 0.695%(b)	$2,250,000	$2,242,793
04/30/2019, 0.508%(b)	2,250,000	2,240,640
08/15/2026, 6.750%(b)	2,000,000	2,507,031
11/15/2026, 6.500%(b)	1,600,000	1,987,000
08/15/2029, 6.125%(b)	2,500,000	3,172,070
08/15/2043, 3.625%(b)	2,000,000	2,079,649

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $14,800,574)		14,229,183

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 25.32%
Money Market Funds 18.88%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (2.061% 7-day yield)	27,812,332	27,812,332
Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio (2.010% 7-day yield)(a)	391,850	391,850
		28,204,182
U.S. Treasury Bills 6.44%
U.S. Treasury Bills
12/06/2018, 1.844%(b)(j)	$2,250,000	2,245,332
02/07/2019, 2.240%(b)(j)	2,500,000	2,484,398
07/18/2019, 2.488%(j)	2,000,000	1,964,028
09/12/2019, 2.538%(j)	2,000,000	1,955,572
10/10/2019, 2.578%(j)	1,000,000	975,395
		9,624,725
TOTAL SHORT-TERM INVESTMENTS
(Cost $37,830,486)		37,828,907

Total Investments - 145.58%
(Cost $211,363,169)		217,472,424

Liabilities in Excess of Other Assets - (45.58%)(k)		(68,093,167)

NET ASSETS - 100.00%		$149,379,257

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (11.48%)
Communication Services (0.45%)
Cars.com, Inc.	(25,500)	(665,805)

Consumer Staples (0.35%)
Walgreens Boots Alliance, Inc.	(6,600)	(526,482)

26	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments

October 31, 2018

SCHEDULE OF SECURITIES SOLD SHORT (a) (continued)	Shares	Value
Financials (4.40%)
Deutsche Bank AG	(193,200)	$(1,887,564)
Mediobanca Banca di Credito Finanziario SpA	(189,283)	(1,661,963)
Societe Generale S.A.	(42,032)	(1,546,293)
UniCredit SpA	(114,815)	(1,471,592)
		(6,567,412)

Health Care (0.46%)
McKesson Corp.	(5,500)	(686,180)

Industrials (1.28%)
MasTec, Inc.	(15,900)	(691,809)
Stericycle, Inc.	(12,200)	(609,634)
Triumph Group, Inc.	(33,700)	(615,025)
		(1,916,468)

Information Technology (4.54%)
Diodes, Inc.	(21,400)	(646,066)
F5 Networks, Inc.	(3,390)	(594,199)
International Business Machines Corp.	(10,800)	(1,246,644)
Juniper Networks, Inc.	(24,600)	(720,042)
KEMET Corp.	(39,200)	(853,776)
Manhattan Associates, Inc.	(15,400)	(735,196)
Siltronic AG	(5,611)	(515,288)
Sumco Corp.	(43,200)	(584,244)
Taiyo Yuden Co., Ltd.	(44,100)	(890,716)
		(6,786,171)

TOTAL COMMON STOCKS
(Proceeds $18,511,299)		(17,148,518)

EXCHANGE TRADED FUNDS (0.38%)
United States Natural Gas Fund LP	(21,225)	(566,708)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $641,335)		(566,708)

TOTAL SECURITIES SOLD SHORT
(Proceeds $19,152,634)		$(17,715,226)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of October 31, 2018 was 2.56%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of October 31, 2018, the aggregate value of those securities was $169,838,171, representing 113.70% of net assets. (See Note 1 and Note 6).
(c)	Loaned security; a portion or all of the security is on loan as of October 31, 2018.
(d)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2018, these securities had an aggregate value of $2,566,041 or 1.72% of net assets and have been deemed liquid by the Adviser based on procedures approved by the Board. (See Note 1).
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of October 31, 2018, these securities had a total value of $2,041,074 or 1.37% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board. (See Note 1).
(f)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of October 31, 2018, these securities had an aggregate value of $2,041,074 or 1.37% of total net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1).
(h)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(i)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(j)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(k)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.
(l)	Security filed for bankruptcy subsequent to October 31, 2018.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

Annual Report | October 31, 2018	27

Clough Global Equity Fund	Statement of Investments

October 31, 2018

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Credit Suisse	Larsen & Toubro, Ltd.	$692,828	1M LIBOR + 217 bps	1 M LIBOR	12/31/2020	$2,010,270	$1,317,442
Morgan Stanley	Walsin Technology Corp.	(1,410,124)	1D FEDEF -893 bps	1 D FEDEF	09/24/2019	(1,035,852)	374,272
		$(717,296)				$974,418	$1,691,714

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Banco Santander SA	$(1,380,869)	1D FEDEF -50 bps	1 D FEDEF	05/20/2020	$(1,383,928)	$(3,059)
Morgan Stanley	Globalwafers Co., Ltd.	(442,806)	1D FEDEF -412.50 bps	1 D FEDEF	09/24/2019	(511,739)	(68,933)
Morgan Stanley	Jiangsu Yanghe Brewery Joint	1,308,039	1D FEDEF + 255 bps	1 D FEDEF	10/01/2020	930,274	(377,765)
Morgan Stanley	Samsung Electro-Mechanics Co., Ltd.	(243,134)	1D FEDEF - 650 bps	1 D FEDEF	10/29/2020	(261,981)	(18,847)
Morgan Stanley	Sociedad Quimica	(671,233)	1D FEDEF -487 bps	1 D FEDEF	02/05/2020	(700,960)	(29,727)
		$(1,430,003)				$(1,928,334)	$(498,331)
		$(2,147,299)				$(953,916)	$1,193,383

See Notes to the Financial Statements.

28	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments

October 31, 2018

	Shares	Value
COMMON STOCKS 86.56%
Communication Services 9.61%
GCI Liberty, Inc. - Class A(a)(b)(c)	324,762	$15,370,985
Nintendo Co., Ltd.	17,375	5,414,145
Vonage Holdings Corp.(a)(b)(c)	224,000	2,970,240
Yelp, Inc.(a)(b)(c)	214,400	9,180,608
		32,935,978

Consumer Discretionary 9.53%
Amazon.com, Inc.(a)(b)(c)	6,444	10,297,576
Carvana Co.(a)(b)	147,820	5,728,025
DR Horton, Inc.(b)(c)	103,801	3,732,684
Home Depot, Inc.(b)(c)	11,100	1,952,268
Lennar Corp. - Class A(b)(c)	128,600	5,527,228
Mahindra & Mahindra, Ltd.	356,174	3,689,384
Wayfair, Inc. - Class A(a)(b)(c)	15,530	1,712,804
		32,639,969

Energy 0.32%
Fairway Energy LP(a)(d)(e)(f)(g)(k)	536,000	1,086,472

Financials 31.85%
Ares Capital Corp.(b)	773,900	13,280,124
Bank of America Corp.(b)(c)	383,810	10,554,775
Blackstone Mortgage Trust, Inc. - Class A(b)	364,700	12,304,978
Citigroup, Inc.(b)(c)	235,727	15,430,689
Credit Acceptance Corp.(a)(b)(c)	12,830	5,445,308
Golub Capital BDC, Inc.(b)	313,957	5,792,507
JPMorgan Chase & Co.(b)(c)	112,300	12,242,946
Ladder Capital Corp.(b)	205,942	3,468,063
Ping An Insurance Group Co. of China, Ltd. - Class H	349,200	3,288,521
Solar Capital, Ltd.(b)	270,331	5,568,819
Starwood Property Trust, Inc.(b)	786,286	17,078,132
TPG Specialty Lending, Inc.(b)	232,783	4,674,283
		109,129,145

Health Care 13.87%
Align Technology, Inc.(a)(b)(c)	6,230	1,378,076
Amgen, Inc.(b)	20,040	3,863,512
Apellis Pharmaceuticals, Inc.(a)(b)(c)	238,201	3,332,432
Avanos Medical, Inc.(a)(b)(c)	40,400	2,286,640
BioMarin Pharmaceutical, Inc.(a)(b)(c)	12,900	1,188,993
Boston Scientific Corp.(a)(b)(c)	41,300	1,492,582
Centrexion Therapeutics(a)(d)(e)(f)(g)	1,361,111	2,450,000
Correvio Pharma Corp.(a)	885,881	2,994,278
CRISPR Therapeutics AG(a)(b)(c)	142,010	4,653,668
Equillium, Inc.(a)	86,800	1,215,200
	Shares	Value
Health Care (continued)
Gossamer Biosciences(a)(d)(e)(f)(g)	512,948	$1,650,000
GW Pharmaceuticals PLC - ADR(a)(b)(c)	12,360	1,699,376
Illumina, Inc.(a)(b)(c)	12,400	3,858,260
Intra-Cellular Therapies, Inc.(a)(b)	206,174	3,500,835
Johnson & Johnson(b)(c)	32,650	4,570,673
Pfizer, Inc.(b)(c)	86,400	3,720,384
Sienna Biopharmaceuticals, Inc.(a)(b)	65,306	602,774
Vertex Pharmaceuticals, Inc.(a)(b)(c)	18,090	3,065,531
		47,523,214

Industrials 3.60%
Ashtead Group PLC	182,426	4,513,143
Larsen & Toubro, Ltd.	145,804	2,558,397
TransDigm Group, Inc.(a)(b)	15,920	5,257,580
		12,329,120

Information Technology 17.78%
Apple, Inc.(b)(c)	57,380	12,558,187
Guidewire Software, Inc.(a)(b)(c)	30,600	2,722,482
Luxoft Holding, Inc.(a)	74,400	3,067,512
Microsoft Corp.(b)(c)	82,850	8,849,208
Mimecast, Ltd.(a)(b)(c)	128,830	4,491,014
RealPage, Inc.(a)(b)(c)	50,900	2,697,700
salesforce.com, Inc.(a)(b)(c)	66,550	9,133,322
ServiceNow, Inc.(a)(b)(c)	18,830	3,408,983
Shopify, Inc. - Class A(a)	23,400	3,232,710
Talend SA - ADR(a)(b)	47,500	2,942,625
ViaSat, Inc.(a)(b)(c)	50,235	3,202,984
WNS Holdings, Ltd. - ADR(a)(b)	91,447	4,589,725
		60,896,452

TOTAL COMMON STOCKS
(Cost $290,264,781)		296,540,350

PREFERRED STOCKS 4.15%
Annaly Capital Management, Inc.
Series G, 6.500%(b)	65,000	1,548,300
Ares Management LP
Series A, 7.000%(b)	147,000	3,820,530
PennyMac Mortgage Investment Trust
Series B, 3M US L + 5.99%(b)(h)	70,000	1,719,970
Summit Hotel Properties, Inc.
Series E, 6.250%(b)	116,000	2,662,200

Annual Report | October 31, 2018	29

Clough Global Opportunities Fund	Statement of Investments

October 31, 2018

	Shares	Value
PREFERRED STOCKS (continued)
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(b)(h)	75,000	$1,935,750
Series C, 3M US L + 5.011%(b)(c)(h)	105,000	2,547,300

TOTAL PREFERRED STOCKS
(Cost $14,481,050)		14,234,050

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 34.30%
Ares Capital Corp.
11/30/2018, 4.875%	$500,000	500,715
01/19/2022, 3.625%	1,000,000	980,257
02/10/2023, 3.500%	1,000,000	955,461
Ashtead Capital, Inc.
10/01/2024, 5.625%(b)(c)(d)	3,820,000	3,929,825
Bank of America Corp.
10/21/2022, 2.503%(b)(c)	2,500,000	2,376,518
Series V, Perpetual Maturity, 3M US L + 3.387%(b)(c)(h)(i)	5,000,000	4,993,750
Biogen, Inc.
09/15/2020, 2.900%(b)	20,000	19,818
BP Capital Markets PLC
09/19/2022, 2.520%(b)	2,000,000	1,920,654
Citigroup, Inc.
Series N, Perpetual Maturity, 3M US L + 4.0932%(b)(c)(h)(i)	8,000,000	8,140,000
Citizens Financial Group, Inc.
Series B, Perpetual Maturity, 3M US L + 3.003%(b)(h)(i)	2,000,000	1,985,000
Dominion Energy, Inc.
07/01/2020, 2.579%(b)	3,000,000	2,955,290
DR Horton, Inc.
12/01/2020, 2.550%(b)	3,000,000	2,931,428
Exelon Corp.
12/01/2020, 5.150%(b)(c)	2,900,000	2,975,415
Fifth Third Bancorp
Series J, Perpetual Maturity, 3M US L + 3.129%(b)(h)(i)	4,000,000	3,955,000
Goldman Sachs Group, Inc.
Series P, Perpetual Maturity, 3M US L + 2.874%(b)(h)(i)	4,000,000	3,699,200
Hercules Capital, Inc.
10/23/2022, 4.625%(b)	3,000,000	2,885,896
Home Depot, Inc.
09/15/2025, 3.350%(b)	2,000,000	1,959,240
Huntington Ingalls Industries, Inc.
11/15/2025, 5.000%(b)(d)	2,250,000	2,332,125
Interpublic Group of Cos., Inc.
04/15/2024, 4.200%(b)	3,000,000	2,984,561
Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
JPMorgan Chase & Co.
Series I, Perpetual Maturity, 3M US L + 3.47%(b)(h)(i)	$4,304,000	$4,325,520
Series Z, Perpetual Maturity, 3M US L + 3.80%(b)(h)(i)	4,750,000	4,833,125
Lennar Corp.
01/15/2022, 4.125%(b)	4,000,000	3,920,200
Main Street Capital Corp.
12/01/2022, 4.500%(b)	3,750,000	3,727,695
Morgan Stanley
Series H, Perpetual Maturity, 3M US L + 3.61%(b)(c)(h)(i)	5,750,000	5,808,247
New York Life Global Funding
06/10/2022, 3M US L + 0.52%(b)(d)(h)	4,000,000	4,024,262
People's United Bank National Association
07/15/2024, 4.000%(b)	4,000,000	3,940,597
Philip Morris International, Inc.
08/22/2022, 2.500%(b)	1,600,000	1,537,078
PNC Bank National Association
11/05/2020, 2.450%(b)	2,000,000	1,965,194
Solar Capital, Ltd.
01/20/2023, 4.500%(b)	2,500,000	2,392,547
Southwest Airlines Co.
11/16/2022, 2.750%(b)	3,000,000	2,904,183
Starwood Property Trust, Inc.
02/01/2021, 3.625%(b)(c)(d)	2,250,000	2,190,938
Toronto-Dominion Bank
Series GMTN, 12/14/2020, 2.500%(b)(c)	3,332,000	3,281,697
Towne Bank/Portsmouth VA
07/30/2027, 3M US L + 2.55%(b)(h)	2,400,000	2,370,561
TPG Specialty Lending, Inc.
01/22/2023, 4.500%(b)	4,250,000	4,179,943
Wells Fargo & Co.
Series MTN, 07/22/2022, 2.625%(b)(c)	5,000,000	4,804,001
Series K, Perpetual Maturity, 3M US L + 3.77%(b)(h)(i)	3,750,000	3,782,813
Welltower, Inc.
04/01/2019, 4.125%(b)(c)	5,033,000	5,043,657

TOTAL CORPORATE BONDS (Cost $119,631,942)		117,512,411
ASSET/MORTGAGE BACKED SECURITIES 2.41%
Federal National MortgageAssociation - REMICS
Series 2017-16, Class NA, 03/25/2047, 3.000%(b)	2,050,716	1,939,195

30	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments

October 31, 2018

Description and Maturity Date	Principal Amount	Value
ASSET/MORTGAGE BACKED SECURITIES (continued)
SBA Small Business Investment Companies
Series 2013-10B, Class 1, 09/10/2023, 3.644%	$863,551	$866,724
Series 2016-10A, Class 1, 03/10/2026, 2.507%	1,420,696	1,364,989
Series 2018-10A, Class 1, 03/10/2028, 3.187%	4,175,487	4,092,854

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $8,495,253)		8,263,762

GOVERNMENT & AGENCY OBLIGATIONS 17.40%
U.S. Treasury Bonds
02/28/2019, 1.375%(b)	5,000,000	4,983,984
04/30/2019, 1.625%(b)	5,000,000	4,979,199
10/31/2019, 1.500%(b)	6,000,000	5,928,516
08/15/2026, 6.750%(b)	4,250,000	5,327,441
11/15/2026, 6.500%(b)	3,150,000	3,911,906
08/15/2029, 6.125%(b)	3,375,000	4,282,295
02/15/2038, 4.375%(b)	4,000,000	4,627,813
05/15/2040, 4.375%	3,000,000	3,478,125
02/15/2041, 4.750%(b)	3,000,000	3,659,063
05/15/2041, 4.375%(b)	3,000,000	3,481,992
08/15/2043, 3.625%	3,000,000	3,119,473
U.S. Treasury Notes
07/31/2020, 2.000%(b)	6,000,000	5,912,578
01/31/2021, 2.125%(b)	6,000,000	5,900,508

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $61,563,083)		59,592,893

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 7.05%
Money Market Funds 7.05%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (2.061% 7-day yield)	22,243,011	22,243,011
Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio (2.010% 7-day yield)(a)	1,905,371	1,905,371
		24,148,382
TOTAL SHORT-TERM INVESTMENTS		24,148,382
(Cost $24,148,382)
Value
Total Investments - 151.87%
(Cost $518,584,491)	$520,291,848

Liabilities in Excess of Other Assets - (51.87%)(j)	(177,708,257)

NET ASSETS - 100.00%	$342,583,591

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (11.49%)
Communication Services (0.45%)
Cars.com, Inc.	(59,500)	(1,553,545)

Consumer Staples (0.36%)
Walgreens Boots Alliance, Inc.	(15,300)	(1,220,481)

Financials (4.47%)
Deutsche Bank AG	(448,900)	(4,385,753)
Mediobanca Banca di Credito Finanziario SpA	(442,794)	(3,887,867)
Societe Generale S.A.	(97,761)	(3,596,479)
UniCredit SpA	(268,532)	(3,441,794)
		(15,311,893)

Health Care (0.46%)
McKesson Corp.	(12,600)	(1,571,976)

Industrials (1.31%)
MasTec, Inc.	(37,200)	(1,618,572)
Stericycle, Inc.	(28,500)	(1,424,145)
Triumph Group, Inc.	(78,925)	(1,440,381)
		(4,483,098)

Information Technology (4.44%)
Diodes, Inc.	(50,000)	(1,509,500)
F5 Networks, Inc.	(4,200)	(736,176)
International Business Machines Corp.	(25,100)	(2,897,293)
Juniper Networks, Inc.	(56,900)	(1,665,463)
KEMET Corp.	(91,300)	(1,988,514)
Manhattan Associates, Inc.	(36,600)	(1,747,284)
Siltronic AG	(13,213)	(1,213,420)
Sumco Corp.	(101,700)	(1,375,408)
Taiyo Yuden Co., Ltd.	(103,100)	(2,082,376)
		(15,215,434)

TOTAL COMMON STOCKS
(Proceeds $42,540,847)		(39,356,427)

Annual Report | October 31, 2018	31

Clough Global Opportunities Fund	Statement of Investments

October 31, 2018

SCHEDULE OF SECURITIES SOLD SHORT (a) (continued)	Shares	Value
EXCHANGE TRADED FUNDS (0.38%)
United States Natural Gas Fund LP	(49,200)	$(1,313,640)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $1,487,850)		(1,313,640)

TOTAL SECURITIES SOLD SHORT
(Proceeds $44,028,697)		$(40,670,067)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily) LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of October 31, 2018 was 2.56%

(a)	Non-income producing security.

(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of October 31, 2018, the aggregate value of those securities was $416,584,296, representing 121.60% of net assets. (See Note 1 and Note 6).

(c)	Loaned security; a portion or all of the security is on loan as of October 31, 2018.

(d)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2018, these securities had an aggregate value of $17,663,622 or 5.16% of net assets and have been deemed liquid by the Adviser based on procedures approved by the Board. (See Note 1).

(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of October 31, 2018, these securities had a total value of $5,186,472 or 1.51% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board. (See Note 1).

(f)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of October 31, 2018, these securities had an aggregate value of $5,186,472 or 1.51% of total net assets.

(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1).

(h)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.

(i)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(j)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

(k)	Security filed for bankruptcy subsequent to October 31, 2018.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

32	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments

October 31, 2018

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Credit Suisse	Larsen & Toubro, Ltd.	$510,067	1M LIBOR + 217 bps	1 M LIBOR	12/31/2020	$3,227,387	$2,717,320
Morgan Stanley	Walsin Technology Corp.	(3,280,243)	1D FEDEF - 893 bps	1 D FEDEF	10/08/2020	(2,410,279)	869,964
		$(2,770,176)				$817,108	$3,587,284

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Banco Santander SA	$(3,230,001)	1D FEDEF - 50 bps	1 D FEDEF	05/20/2020	$(3,237,266)	$(7,265)
Morgan Stanley	Globalwafers Co., Ltd.	(1,042,859)	1D FEDEF - 412.50 bps	1 D FEDEF	10/08/2020	(1,205,166)	(162,307)
Morgan Stanley	Jiangsu Yanghe Brewery Joint	3,041,471	1D FEDEF + 255 bps	1 D FEDEF	10/01/2020	2,162,913	(878,558)
Morgan Stanley	Samsung Electro-Mechanics Co., Ltd.	(570,547)	1D FEDEF - 650 bps	1 D FEDEF	10/29/2020	(614,774)	(44,227)
Morgan Stanley	Sociedad Quimica	(1,548,023)	1D FEDEF - 487 bps	1 D FEDEF	02/05/2020	(1,616,589)	(68,566)
		$(3,349,959)				$(4,510,882)	$(1,160,923)
		$(6,120,135)				$(3,693,774)	$2,426,361

See Notes to the Financial Statements.

Annual Report | October 31, 2018	33

Clough Global Funds	Statements of Assets and Liabilities

October 31, 2018

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
ASSETS:

Investments, at value (Cost - see below)*	$131,936,125	$217,472,424	$520,291,848
Cash	7,651,833	9,867,003	16,752,798
Deposit with broker for securities sold short	10,404,003	19,622,635	45,044,594
Deposit with broker for total return swap contracts	2,860,947	6,181,541	10,741,023
Unrealized appreciation on total return swap contracts	1,021,244	1,691,714	3,587,284
Interest receivable - margin account	14,698	28,601	66,605
Dividends receivable	34,096	53,328	109,086
Interest receivable	632,413	268,769	2,000,154
Receivable for investments sold	946,962	2,231,799	4,440,368
Total return swap contracts payments receivable	–	251,083	237,208
Other assets	–	649	1,259
Total Assets	155,502,321	257,669,546	603,272,227

LIABILITIES:

Loan payable	55,000,000	85,000,000	207,000,000
Interest due on loan payable	9,722	15,025	36,590
Securities sold short, at value (Proceeds $10,332,567, $19,152,634 and $44,028,697)	9,538,802	17,715,226	40,670,067
Payable for investments purchased	2,105,820	4,080,233	9,467,483
Deferred capital gains tax payable	8,948	15,461	38,753
Unrealized depreciation on total return swap contracts	403,927	498,331	1,160,923
Payable for total return swap contracts payments	418,728	688,314	1,619,488
Accrued investment advisory fee	93,649	201,334	523,146
Accrued administration fee	39,063	72,520	168,341
Accrued trustees fee	3,845	3,845	3,845
Total Liabilities	67,622,504	108,290,289	260,688,636
Net Assets	$87,879,817	$149,379,257	$342,583,591
Cost of Investments	$131,022,984	$211,363,169	$518,584,491

COMPOSITION OF NET ASSETS:

Paid-in capital	$86,466,097	$132,672,340	$339,483,441
Distributable earnings	1,413,720	16,706,917	3,100,150
Net Assets	$87,879,817	$149,379,257	$342,583,591
Shares of common stock outstanding of no par value, unlimited shares authorized	7,006,437	11,025,691	32,224,412
Net asset value per share	$12.54	$13.55	$10.63

* Securities Loaned, at value	$48,227,922	$75,704,093	$188,892,227

See Notes to the Financial Statements.

34	www.cloughglobal.com

Clough Global Funds	Statements of Operations

For the year ended October 31, 2018

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $40,791, $56,572 and $134,933)	$3,083,592	$5,465,087	$9,357,095
Interest on investment securities	1,783,972	458,342	5,032,333
Interest income - margin account	90,785	193,744	438,069
Hypothecated securities income (See Note 6)	28,965	96,628	131,887
Total Income	4,987,314	6,213,801	14,959,384

EXPENSES:

Investment advisory fee	1,169,021	2,506,283	6,617,936
Administration fee	479,709	894,917	2,121,603
Interest on loan	1,580,388	2,443,587	5,963,609
Trustees fee	137,927	137,927	137,927
Dividend expense - short sales	45,234	88,694	208,303
Legal fees	248	2,110	4,906
Shareholder proxy	–	–	44,344
Other expenses	39,490	42,818	52,183
Total Expenses	3,452,017	6,116,336	15,150,811
Net Investment Income/(Loss)	1,535,297	97,465	(191,427)

NET REALIZED GAIN/(LOSS) ON:
Investment securities	10,932,400	39,477,685	75,405,998
Securities sold short	(1,105,430)	(1,617,795)	(2,960,872)
Total return swap contracts	(624,398)	(619,726)	(1,360,125)
Foreign currency transactions	(68,860)	(150,422)	(371,058)
Capital gains tax	(430)	(7,620)	(22,432)
Long-term capital gains distributions from other investment companies	57,563	99,956	56,398
Net realized gain	9,190,845	37,182,078	70,747,909
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	(16,190,948)	(30,749,819)	(77,355,815)
Securities sold short	1,326,596	1,996,791	4,803,024
Total return swap contracts	(1,945,873)	(3,109,843)	(7,424,075)
Translation of assets and liabilities denominated in foreign currencies	1,212	3,542	8,529
Deferred capital gains tax	(8,947)	(15,461)	(38,753)
Net change in unrealized depreciation	(16,817,960)	(31,874,790)	(80,007,090)
Net realized and unrealized gain/(loss)	(7,627,115)	5,307,288	(9,259,181)
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	$(6,091,818)	$5,404,753	$(9,450,608)

See Notes to the Financial Statements.

Annual Report | October 31, 2018	35

Clough Global Dividend and Income Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
COMMON SHAREHOLDERS OPERATIONS:

Net investment income/(loss)	$1,535,297	$1,283,342
Net realized gain/(loss)	9,190,845	7,816,233
Net change in unrealized appreciation/(depreciation)	(16,817,960)	14,405,648
Net Increase/(Decrease) in Net Assets From Operations	(6,091,818)	23,505,223

DISTRIBUTIONS TO COMMON SHAREHOLDERS:(a)

Total distributions to shareholders	(1,202,292)	(3,908,415)
Tax return of capital	(8,637,547)	(9,527,880)
Net Decrease in Net Assets from Distributions	(9,839,839)	(13,436,295)

CAPITAL SHARE TRANSACTIONS
Repurchase of fund shares	–	(155,239)
Tender offer	(49,421,321)	–
Net Decrease in Net Assets From Share Transactions	(49,421,321)	(155,239)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(65,352,978)	9,913,689

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of year(a)	153,232,795	143,319,106
End of year	$87,879,817	$153,232,795

(a)	For the year ended October 31, 2017, Total distributions to shareholders consisted of Net Investment Income of $3,908,415, and Net Realized Gains of $-, and overdistributed Net Investment Loss was $2,598,197.

See Notes to the Financial Statements.

36	www.cloughglobal.com

Clough Global Equity Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
COMMON SHAREHOLDERS OPERATIONS:

Net investment income/(loss)	$97,465	$(340,915)
Net realized gain/(loss)	37,182,078	20,536,865
Net change in unrealized appreciation/(depreciation)	(31,874,790)	33,570,472
Net Increase in Net Assets From Operations	5,404,753	53,766,422

DISTRIBUTIONS TO COMMON SHAREHOLDERS:(a)

Total distributions to shareholders	(16,501,049)	(2,298,935)
Tax return of capital	–	(19,645,484)
Net Decrease in Net Assets from Distributions	(16,501,049)	(21,944,419)

CAPITAL SHARE TRANSACTIONS
Repurchase of fund shares	–	(139,566)
Tender offer	(95,394,270)	–
Net Decrease in Net Assets From Share Transactions	(95,394,270)	(139,566)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(106,490,566)	31,682,437

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of year(a)	255,869,823	224,187,386
End of year	$149,379,257	$255,869,823

(a)	For the year ended October 31, 2017, Total distributions to shareholders consisted of Net Investment Income of $2,298,935, and Net Realized Gains of $-, and overdistributed Net Investment Loss was $5,441,158.

See Notes to the Financial Statements.

Annual Report | October 31, 2018	37

Clough Global Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
COMMON SHAREHOLDERS OPERATIONS:

Net investment income/(loss)	$(191,427)	$(957,505)
Net realized gain/(loss)	70,747,909	39,959,040
Net change in unrealized appreciation/(depreciation)	(80,007,090)	68,778,091
Net Increase/(Decrease) in Net Assets From Operations	(9,450,608)	107,779,626

DISTRIBUTIONS TO COMMON SHAREHOLDERS:(a)

Total distributions to shareholders	(24,690,948)	(6,976,864)
Tax return of capital	(14,426,265)	(48,235,156)
Net Decrease in Net Assets from Distributions	(39,117,213)	(55,212,020)

CAPITAL SHARE TRANSACTIONS
Repurchase of fund shares	–	(138,330)
Tender offer	(232,209,110)	–
Net Decrease in Net Assets From Share Transactions	(232,209,110)	(138,330)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(280,776,931)	52,429,276

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of year(a)	623,360,522	570,931,246
End of year	$342,583,591	$623,360,522

(a)	For the year ended October 31, 2017, Total distributions to shareholders consisted of Net Investment Income of $6,976,864, and Net Realized Gains of $-, and overdistributed Net Investment Loss was $12,614,505.

See Notes to the Financial Statements.

38	www.cloughglobal.com

Clough Global Funds	Statements of Cash Flows

For the year ended October 31, 2018

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(6,091,818)	$5,404,753	$(9,450,608)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(150,596,909)	(247,935,290)	(671,372,559)
Proceeds from disposition of investment securities	219,740,157	387,931,829	1,022,850,252
Proceeds from securities sold short transactions	39,368,187	77,401,369	174,540,070
Cover securities sold short transactions	(46,774,123)	(89,433,459)	(206,597,109)
Net proceeds from short-term investment securities	11,540,415	7,568,938	13,407,768
Net realized (gain)/loss on:
Investment securities	(10,932,400)	(39,477,685)	(75,405,998)
Securities sold short	1,105,430	1,617,795	2,960,872
Total return swap contracts	624,398	619,726	1,360,125
Capital gains tax	430	7,620	22,432
Long-term capital gains distributions from other investment companies	(57,563)	(99,956)	(56,398)
Net change in unrealized (appreciation)/depreciation on:
Investment securities	16,190,948	30,749,819	77,355,815
Securities sold short	(1,326,596)	(1,996,791)	(4,803,024)
Total return swap contracts	1,945,873	3,109,843	7,424,075
Deferred capital gains tax	8,947	15,461	38,753
Net amortization/(accretion) of premiums/discounts	218,091	79,766	473,104
(Increase)/Decrease in assets:
Deposits with broker for securities sold short	4,313,496	7,212,161	20,669,252
Deposits with brokers for total return swap contracts	3,843,838	5,857,494	17,412,163
Interest receivable - margin account	(10,822)	(22,268)	(49,000)
Dividends receivable	9,730	30,936	71,332
Interest receivable	(27,705)	(108,614)	(62,902)
Total return swap contracts payments receivable	–	(251,083)	(237,208)
Other assets	–	(649)	(1,259)
Increase/(Decrease) in liabilities:
Interest due on loan payable	1,408	1,976	2,871
Payable for total return swap contracts payments	242,027	358,455	820,990
Dividends payable - short sales	(7,620)	(12,444)	(30,720)
Accrued investment advisory fee	(50,804)	(103,362)	(318,022)
Accrued administration fee	(19,750)	(35,817)	(100,832)
Accrued trustees fee	28	28	28
Other payables and accrued expenses	(42,755)	(43,105)	(63,772)
Net cash provided by operating activities	83,214,538	148,447,446	370,860,451

CASH FLOWS USED IN FINANCING ACTIVITIES:
Repayment of loan payable	(17,000,000)	(28,000,000)	(85,000,000)
Tender offer	(49,421,321)	(95,394,270)	(232,209,110)
Cash distributions paid	(9,839,839)	(16,501,049)	(39,117,213)
Net cash used in financing activities	(76,261,160)	(139,895,319)	(356,326,323)

Effect of exchange rates on cash	(1,212)	(3,542)	(8,529)

Net Change in Cash and Foreign Rates on Cash	6,952,166	8,548,585	14,525,599

Cash, beginning of year	$699,667	$1,318,418	$2,227,199
Cash, end of year	$7,651,833	$9,867,003	$16,752,798

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest from loan payable:	$1,578,980	$2,441,611	$5,960,738

See Notes to the Financial Statements.

Annual Report | October 31, 2018	39

Clough Global Dividend and Income Fund	Financial Highlights

For a share outstanding throughout the period/years indicated

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016(1)	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(2)		For the Year Ended March 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.76	$13.79		$15.65	$16.96	$17.51		$17.38
Income from investment operations:
Net investment income/(loss)*	0.22	0.12		(0.01)	(0.27)	(0.12)		(0.26)
Net realized and unrealized gain/(loss) on investments	(1.15)	2.14		(0.46)	0.38	0.31		1.90
Total Income/(Loss) from Investment Operations	(0.93)	2.26		(0.47)	0.11	0.19		1.64

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	–	(0.37)		–	(0.07)	(0.14)		(0.24)
Net realized gains	(0.17)	–		(0.59)	(1.34)	(0.60)		(1.27)
Tax return of capital	(1.23)	(0.92)		(0.80)	–	–		–
Total Distributions to Common Shareholders	(1.40)	(1.29)		(1.39)	(1.41)	(0.74)		(1.51)

CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions*	0.11	(0.00	)(3)	–	(0.01)	–		–
Total Capital Share Transactions	0.11	(0.00	)(3)	–	(0.01)	–		–
Net asset value - end of period	$12.54	$14.76		$13.79	$15.65	$16.96		$17.51
Market price - end of period	$11.28	$14.16		$11.62	$13.60	$14.60		$15.18

Total Investment Return - Net Asset Value:(4)	(5.18)%	17.89%		(1.14)%	1.61%	1.68%		11.14%
Total Investment Return - Market Price:(4)	(11.10)%	34.22%		(4.14)%	2.57%	0.97%		11.12%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$87,880	$153,233		$143,319	$162,651	$176,968		$182,737
Ratios to average net assets attributable to common shareholders:
Total expenses	3.48%	2.94%		3.65%	3.95%	3.25	%(5)	3.34%
Total expenses excluding interest expense and dividends on short sales expense	1.84%	1.99%		2.09%	2.17%	2.00	%(5)	1.94%
Net investment income/(loss)	1.55%	0.87%		(0.08)%	(1.58)%	(1.15	)%(5)	(1.47)%
Portfolio turnover rate(6)	109%	149%		205%	172%	110%		179%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$55,000	$72,000		$72,000	$93,300	$93,300		$93,300
Asset Coverage Per $1,000 (000s)	$2,598	$3,128		$2,991	$2,743	$2,897		$2,959

*	Based on average shares outstanding.
(1)	Effective July 31, 2016, the Clough Global Allocation Fund name changed to Clough Global Dividend and Income Fund.
(2)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.
(3)	Less than $0.005.
(4)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.
(5)	Annualized.
(6)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

40	www.cloughglobal.com

Clough Global Equity Fund	Financial Highlights

For a share outstanding throughout the period/years indicated

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(1)		For the Year Ended March 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.50	$12.70		$15.10		$16.47	$17.15		$16.63
Income from investment operations:
Net investment income/(loss)*	0.01	(0.02)		(0.23)		(0.45)	(0.17)		(0.33)
Net realized and unrealized gain/(loss) on investments	0.41	3.06		(0.84)		0.46	0.23		2.33
Total Income/(Loss) from Investment Operations	0.42	3.04		(1.07)		0.01	0.06		2.00

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	–	(0.13)		–		(0.04)	(0.08)		(0.38)
Net realized gains	(1.50)	–		(0.90)		(1.32)	(0.66)		(1.10)
Tax return of capital	–	(1.11)		(0.43)		–	–		–
Total Distributions to Common Shareholders	(1.50)	(1.24)		(1.33)		(1.36)	(0.74)		(1.48)

CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions*	0.13	(0.00	)(2)	–		(0.02)	–		–
Total Capital Share Transactions	0.13	(0.00	)(2)	–		(0.02)	–		–
Net asset value - end of period	$13.55	$14.50		$12.70		$15.10	$16.47		$17.15
Market price - end of period	$13.21	$13.66		$10.69		$12.92	$14.34		$15.42

Total Investment Return - Net Asset Value:(3)	3.99%	25.99%		(5.36	)%(4)	0.76%	0.86%		13.57%
Total Investment Return - Market Price:(3)	7.62%	41.01%		(6.90)%		(0.98)%	(2.33)%		15.52%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$149,379	$255,870		$224,187		$266,576	$293,829		$305,958
Ratios to average net assets attributable to common shareholders:
Total expenses	3.63%	3.14%		4.21%		4.56%	3.68	%(5)	3.76%
Total expenses excluding interest expense and dividends on short sales expense	2.13%	2.21%		2.59%		2.77%	2.42	%(5)	2.36%
Net investment income/(loss)	0.06%	(0.14)%		(1.70)%		(2.73)%	(1.68	)%(5)	(1.95)%
Portfolio turnover rate(6)	115%	141%		182%		154%	102%		166%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$85,000	$113,000		$113,000		$156,000	$156,000		$156,000
Asset Coverage Per $1,000 (000s)	$2,757	$3,264		$2,984		$2,709	$2,884		$2,961

*	Based on average shares outstanding.
(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.
(2)	Less than $0.005.
(3)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.
(4)	In 2016, 0.07% of the total return consists of a reimbursement by the Adviser for a realized investment loss. Excluding this item, total return would have been (5.43)%.
(5)	Annualized.
(6)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

Annual Report | October 31, 2018	41

Clough Global Opportunities Fund	Financial Highlights

For a share outstanding throughout the period/years indicated

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(1)		For the Year Ended March 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.09	$11.07		$12.92	$14.11	$14.67		$14.64
Income from investment operations:
Net investment loss*	(0.01)	(0.02)		(0.15)	(0.35)	(0.15)		(0.32)
Net realized and unrealized gain/(loss) on investments	(0.35)	2.11		(0.54)	0.36	0.26		1.72
Total Income/(Loss) from Investment Operations	(0.36)	2.09		(0.69)	0.01	0.11		1.40

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	–	(0.14)		–	–	–		(0.11)
Net realized gains	(0.76)	–		(0.18)	(1.19)	(0.67)		(1.26)
Tax return of capital	(0.45)	(0.93)		(0.98)	–	–		–
Total Distributions to Common Shareholders	(1.21)	(1.07)		(1.16)	(1.19)	(0.67)		(1.37)

CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions*	0.11	(0.00	)(2)	–	(0.01)	–		–
Total Capital Share Transactions	0.11	(0.00	)(2)	–	(0.01)	–		–
Net asset value - end of period	$10.63	$12.09		$11.07	$12.92	$14.11		$14.67
Market price - end of period	$9.56	$11.42		$9.04	$11.25	$12.18		$12.75

Total Investment Return - Net Asset Value:(3)	(1.78)%	20.99%		(3.48)%	1.13%	1.39%		11.26%
Total Investment Return - Market Price:(3)	(6.48)%	39.95%		(9.49)%	1.93%	0.70%		9.99%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$342,584	$623,361		$570,931	$666,588	$729,855		$759,084
Ratios to average net assets attributable to common shareholders:
Total expenses	3.81%	3.23%		4.32%	4.62%	3.86	%(4)	3.97%
Total expenses excluding interest expense and dividends on short sales expense	2.26%	2.27%		2.73%	2.82%	2.60	%(4)	2.55%
Net investment loss	(0.05)%	(0.16)%		(1.33)%	(2.47)%	(1.76	)%(4)	(2.15)%
Portfolio turnover rate(5)	120%	165%		191%	176%	111%		178%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$207,000	$292,000		$292,000	$388,900	$388,900		$388,900
Asset Coverage Per $1,000 (000s)	$2,655	$3,135		$2,955	$2,714	$2,877		$2,952

*	Based on average shares outstanding.
(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.
(2)	Less than $0.005.
(3)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

42	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2018

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a "Fund”, collectively the "Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non-diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the "Board") may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols "GLV”, "GLQ" and "GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC") Topic 946 – Investment Companies.

The net asset value (“NAV") per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE" or the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by a Fund at times when the Fund is not open for business. As a result, each Fund’s NAV may change at times when it is not possible to purchase or sell shares of that Fund.

Investment Valuation: Securities, held by each Fund, for which exchange quotations are readily available, are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Money market funds are valued based on the closing NAV. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | October 31, 2018	43

Clough Global Funds	Notes to Financial Statements

October 31, 2018

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of October 31, 2018, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,563,164	$–	$–	$2,563,164
Consumer Discretionary	3,426,308	–	–	3,426,308
Energy	–	–	264,929	264,929
Financials	28,272,587	–	–	28,272,587
Health Care	10,167,105	–	–	10,167,105
Industrials	3,695,985	–	–	3,695,985
Information Technology	8,817,682	–	–	8,817,682
Real Estate	2,820,428	–	–	2,820,428
Closed-End Funds	361,997	–	–	361,997
Preferred Stocks	7,107,114	–	–	7,107,114
Corporate Bonds	–	42,821,380	–	42,821,380
Asset/Mortgage Backed Securities	–	3,169,503	–	3,169,503
Government & Agency Obligations	–	12,532,977	–	12,532,977
Short-Term Investments
Money Market Funds	5,914,966	–	–	5,914,966
TOTAL	$73,147,336	$58,523,860	$264,929	$131,936,125

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$1,021,244	$–	$1,021,244

Liabilities
Securities Sold Short
Common Stocks	(9,209,057)	–	–	(9,209,057)
Exchange Traded Funds	(329,745)	–	–	(329,745)
Total Return Swap Contracts**	–	(403,927)	–	(403,927)
TOTAL	$(9,538,802)	$617,317	$–	$(8,921,485)

44	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2018

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$17,272,135	$–	$–	$17,272,135
Consumer Discretionary	14,401,267	–	–	14,401,267
Energy	–	–	441,075	441,075
Financials	56,341,975	–	–	56,341,975
Health Care	24,944,705	–	1,599,999	26,544,704
Industrials	5,156,214	–	–	5,156,214
Information Technology	29,144,543	–	–	29,144,543
Real Estate	1,361,176	–	–	1,361,176
Closed-End Funds	586,113	–	–	586,113
Preferred Stocks	8,064,120	–	–	8,064,120
Corporate Bonds	–	6,101,012	–	6,101,012
Government & Agency Obligations	–	14,229,183	–	14,229,183
Short-Term Investments
Money Market Funds	28,204,182	–	–	28,204,182
U.S. Treasury Bills	–	9,624,725	–	9,624,725
TOTAL	$185,476,430	$29,954,920	$2,041,074	$217,472,424

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$1,691,714	$–	$1,691,714

Liabilities
Securities Sold Short
Common Stocks	(17,148,518)	–	–	(17,148,518)
Exchange Traded Funds	(566,708)	–	–	(566,708)
Total Return Swap Contracts**	–	(498,331)	–	(498,331)
TOTAL	$(17,715,226)	$1,193,383	$–	$(16,521,843)

Annual Report | October 31, 2018	45

Clough Global Funds	Notes to Financial Statements

October 31, 2018

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$32,935,978	$–	$–	$32,935,978
Consumer Discretionary	32,639,969	–	–	32,639,969
Energy	–	–	1,086,472	1,086,472
Financials	109,129,145	–	–	109,129,145
Health Care	43,423,214	–	4,100,000	47,523,214
Industrials	12,329,120	–	–	12,329,120
Information Technology	60,896,452	–	–	60,896,452
Preferred Stocks	14,234,050	–	–	14,234,050
Corporate Bonds	–	117,512,411	–	117,512,411
Asset/Mortgage Backed Securities	–	8,263,762	–	8,263,762
Government & Agency Obligations	–	59,592,893	–	59,592,893
Short-Term Investments
Money Market Funds	24,148,382	–	–	24,148,382
TOTAL	$329,736,310	$185,369,066	$5,186,472	$520,291,848

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$3,587,284	$–	$3,587,284

Liabilities
Securities Sold Short
Common Stocks	(39,356,427)	–	–	(39,356,427)
Exchange Traded Funds	(1,313,640)	–	–	(1,313,640)
Total Return Swap Contracts**	–	(1,160,923)	–	(1,160,923)
TOTAL	$(40,670,067)	$2,426,361	$–	$(38,243,706)

*	For detailed sector descriptions, see the accompanying Statements of Investments.

**	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the "Adviser" or "Clough") believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

46	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2018

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Dividend and Income Fund

Investments in Securities	Balance as of October 31, 2017	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of October 31, 2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at October 31, 2018
Common Stocks	$773,744	$–	$(508,815)	$–	$–	$–	$–	$264,929	$(508,815)
Total	$773,744	$–	$(508,815)	$–	$–	$–	$–	$264,929	$(508,815)

Clough Global Equity Fund

Investments in Securities	Balance as of October 31, 2017	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of October 31, 2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at October 31, 2018
Common Stocks	$1,596,923	$–	$(368,253)	$1,599,999	$–	$–	$(787,595)	$2,041,074	$(847,117)
Total	$1,596,923	$–	$(368,253)	$1,599,999	$–	$–	$(787,595)	$2,041,074	$(847,117)

Clough Global Opportunities Fund

Investments in Securities	Balance as of October 31, 2017	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of October 31, 2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at October 31, 2018
Common Stocks	$3,939,237	$–	$(898,348)	$4,100,000	$–	$–	$(1,954,417)	$5,186,472	$(2,086,648)
Total	$3,939,237	$–	$(898,348)	$4,100,000	$–	$–	$(1,954,417)	$5,186,472	$(2,086,648)

Annual Report | October 31, 2018	47

Clough Global Funds	Notes to Financial Statements

October 31, 2018

The following is a summary of valuation techniques and quantitative information used in determining the fair value of each Fund’s Level 3 investments at October 31, 2018:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(a)	Range / Premium
Clough Global Dividend Income Fund	Energy	$264,929	Comparable Company Approach /	Implied Premium	17.51%
			Net Asset Value Approach	Projected EV/EBITDA Multiple	0.00x – 0.00x
				Projected EV/Revenue Multiple	0.00x – 1.33x
				Adjusted Net Asset Value	0.22x – 2.46x
Clough Global Equity Fund	Energy	$441,075	Comparable Company Approach /	Implied Premium	17.51%
			Net Asset Value Approach	Projected EV/EBITDA Multiple	0.00x – 0.00x
				Projected EV/Revenue Multiple	0.00x – 1.33x
				Adjusted Net Asset Value	0.22x – 2.46x
	Health Care	$1,599,999	Recent Financings	Transaction Price	N/A
Clough Global Opportunities Fund	Energy	$1,086,472	Comparable Company Approach /	Implied Premium	17.51%
			Net Asset Value Approach	Projected EV/EBITDA Multiple	0.00x – 0.00x
				Projected EV/Revenue Multiple	0.00x – 1.33x
				Adjusted Net Asset Value	0.22x – 2.46x
	Health Care	$4,100,000	Recent Financings	Transaction Price	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Implied Premium	Increase	Decrease
Projected EV/EBITDA Multiple	Increase	Decrease
Projected EV/Revenue Multiple	Increase	Decrease
Adjusted Net Asset Value	Increase	Decrease
Transaction Price	Increase	Decrease

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets and the values are presented at the foreign exchange rates at market close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Funds’ Statements of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Funds’ Statements of Assets and Liabilities as a receivable for investments sold or a payable for investments purchased and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

A Fund may realize a gain or loss upon the closing or settlement of the foreign transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Exchange Traded Funds: Each Fund may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

48	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2018

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock. Since the Funds intend to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and each Fund’s Portfolio Turnover in the Financial Highlights.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund’s investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Annual Report | October 31, 2018	49

Clough Global Funds	Notes to Financial Statements

October 31, 2018

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options. The interest incurred, if any, on the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable by the Funds, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

There was no written option or purchased option activity for the year ended October 31, 2018.

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables, if any, are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. The cash amount, if any, is reported on the Statements of Assets and Liabilities as Deposit with broker for futures contracts which is held with one counterparty. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

During the year ended October 31, 2018, the Funds did not invest in futures contracts.

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Clough Global Funds	Notes to Financial Statements

October 31, 2018

Swaps: During the year ended October 31, 2018, each Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for total return swap contracts which is held with two counterparties.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

During the year ended October 31, 2018, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. As of and during the year ended October 31, 2018, each Fund held no warrants or rights.

The effect of derivatives instruments on each Fund’s Statement of Assets and Liabilities as of October 31, 2018:

	Asset Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Clough Global Dividend and Income Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$1,021,244
		$1,021,244
Clough Global Equity Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$1,691,714
		$1,691,714
Clough Global Opportunities Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$3,587,284
		$3,587,284

	Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value
Clough Global Dividend and Income Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	$403,927
Total		$403,927
Clough Global Equity Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	$498,331
Total		$498,331
Clough Global Opportunities Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	$1,160,923
Total		$1,160,923

Annual Report | October 31, 2018	51

Clough Global Funds	Notes to Financial Statements

October 31, 2018

The effect of derivatives instruments on each Fund's Statement of Operations for the year ended October 31, 2018:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Clough Global Dividend and Income Fund
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	(624,398)	(1,945,873)
Total		$(624,398)	$(1,945,873)

Clough Global Equity Fund
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	(619,726)	(3,109,843)
Total		$(619,726)	$(3,109,843)

Clough Global Opportunities Fund
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	(1,360,125)	(7,424,075)
Total		$(1,360,125)	$(7,424,075)

The average total return swap contracts notional amount during the year ended October 31, 2018, is noted below for each of the Funds.

Fund	Average Total Return Swap Contracts Notional Amount
Clough Global Dividend and Income Fund	$7,302,829
Clough Global Equity Fund	13,497,245
Clough Global Opportunities Fund	30,202,570

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

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Clough Global Funds	Notes to Financial Statements

October 31, 2018

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of October 31, 2018.

Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount
Clough Global Dividend and Income
Fund
Total Return Swap Contracts	$1,021,244	$–	$1,021,244	$(190,804)	$–	$830,440
Total	$1,021,244	$–	$1,021,244	$(190,804)	$–	$830,440

Clough Global Equity Fund
Total Return Swap Contracts	$1,691,714	$–	$1,691,714	$(374,272)	$–	$1,317,442
Total	$1,691,714	$–	$1,691,714	$(374,272)	$–	$1,317,442

Clough Global Opportunities Fund
Total Return Swap Contracts	$3,587,284	$–	$3,587,284	$(869,964)	$–	$2,717,320
Total	$3,587,284	$–	$3,587,284	$(869,964)	$–	$2,717,320

Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount
Clough Global Dividend and Income
Fund
Total Return Swap Contracts	$403,927	$–	$403,927	$(190,804)	$(213,123)	$–
Total	$403,927	$–	$403,927	$(190,804)	$(213,123)	$–

Clough Global Equity Fund
Total Return Swap Contracts	$498,331	$–	$498,331	$(374,272)	$(124,059)	$–
Total	$498,331	$–	$498,331	$(374,272)	$(124,059)	$–

Clough Global Opportunities Fund
Total Return Swap Contracts	$1,160,923	$–	$1,160,923	$(869,964)	$(290,959)	$–
Total	$1,160,923	$–	$1,160,923	$(869,964)	$(290,959)	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged, which is disclosed in the Statements of Investments.

Annual Report | October 31, 2018	53

Clough Global Funds	Notes to Financial Statements

October 31, 2018

Restricted and Illiquid Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (generally, 5% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

The Funds may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Clough pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

The restricted and illiquid securities held at October 31, 2018, are identified below and are also presented in the Funds' Statements of Investments:

Fund	Security	% of Net Assets	Acquisition Date	Shares	Cost	Fair Value
Clough Global Dividend and Income Fund	Fairway Energy LP	0.30%	6/30/2015	130,700	$1,307,000	$264,929
Total		0.30%			$1,307,000	$264,929

Clough Global Equity Fund	Centrexion Therapeutics	0.50%	12/18/2017	416,666	750,001	749,999
	Fairway Energy LP	0.30%	6/30/2015	217,600	2,176,000	441,075
	Gossamer Biosciences	0.57%	7/20/2018	264,246	850,000	850,000
Total		1.37%			$3,776,001	$2,041,074

Clough Global Opportunities Fund	Centrexion Therapeutics	0.72%	12/18/2017	1,361,111	2,450,000	2,450,000
	Fairway Energy LP	0.32%	6/30/2015	536,000	5,360,000	1,086,472
	Gossamer Biosciences	0.48%	7/20/2018	512,948	1,650,000	1,650,000
Total		1.52%			$9,460,000	$5,186,472

Income Taxes: Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the year ended October 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2018, the Funds did not incur any interest or penalties.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund intends to make a dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings. Any net capital gains earned by a Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Fund on the ex-dividend date. Each Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 there under permitting each Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of a Fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of each Fund’s average NAV over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount.

Effective August 2017, each Fund’s Board approved a managed dividend distribution rate of 10% of each Fund’s prior month average NAV. Subject to certain conditions, these distribution policies will remain in effect through July 2019, when each Board might consider reducing the amount to not less than the average distribution rate of a peer group of closed-end funds selected by the Board.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and Dividend expense-short sales are recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations.

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Clough Global Funds	Notes to Financial Statements

October 31, 2018

Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in NAV. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

2. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

Annual Report | October 31, 2018	55

Clough Global Funds	Notes to Financial Statements

October 31, 2018

The tax character of the distributions paid by the Funds during the years ended October 31, 2018 and October 31, 2017, were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Clough Global Dividend and Income Fund
October 31, 2018	$–	$1,202,292	$8,637,547	$9,839,839
October 31, 2017	3,908,415	–	9,527,880	13,436,295
Clough Global Equity Fund
October 31, 2018	$6,151,909	$10,349,140	$–	$16,501,049
October 31, 2017	2,298,935	–	19,645,484	21,944,419
Clough Global Opportunities Fund
October 31, 2018	$–	$24,690,948	$14,426,265	$39,117,213
October 31, 2017	6,976,864	–	48,235,156	55,212,020

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2018, certain differences were reclassified. These differences relate to net operating losses and investments in partnerships.

The reclassifications were as follows:

	Distributable earnings	Paid-in capital
Clough Global Dividend and Income Fund	$598,245	$(598,245)
Clough Global Equity Fund	1,389	(1,389)
Clough Global Opportunities Fund	9,490,598	(9,490,598)

Included in the amounts reclassified was a net operating loss offset to Paid-in capital of:

Fund	Amount
Clough Global Dividend and Income Fund	$597,411
Clough Global Equity Fund	–
Clough Global Opportunities Fund	9,487,177

Capital loss carryovers used during the year ended October 31, 2018, were:

Fund	Amount
Clough Global Dividend and Income Fund	$7,656,856
Clough Global Equity Fund	6,150,225
Clough Global Opportunities Fund	43,260,709

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Accumulated net realized gain on investments	$–	$9,669,792	$–
Net unrealized appreciation on investments	1,529,204	7,229,361	3,573,744
Other accumulated losses	(115,484)	(192,236)	(473,594)
Total	$1,413,720	$16,706,917	$3,100,150

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Clough Global Funds	Notes to Financial Statements

October 31, 2018

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of October 31, 2018, were as follows:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Gross appreciation (excess of value over tax cost)(a)	$10,387,624	$22,371,748	$40,763,267
Gross depreciation (excess of tax cost over value)(a)	(8,849,521)	(15,128,354)	(37,154,176)
Net depreciation (excess of tax cost over value) of foreign currency and derivatives	(8,899)	(14,033)	(35,347)
Net unrealized appreciation	$1,529,204	$7,229,361	$3,573,744
Cost of investments for income tax purposes	$131,191,787	$211,666,438	$520,041,387

(a)	Includes appreciation/(depreciation) on securities sold short.

The difference between book and tax basis unrealized appreciation is attributable primarily to wash sales and tax treatment of certain other investments.

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized for each Fund.

The Board of each Fund announced, on April 20, 2015, that it had approved a share repurchase program in accordance with Section 23(c) of the 1940 Act. Under the share repurchase program, each Fund may purchase up to 5% of its outstanding common shares as of April 9, 2015, in the open market, through the Funds’ fiscal year end of October 31, 2015. The Board of each Fund approved, in October 2015, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2016. The Board of each Fund approved, in December 2016, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2017. In April 2017, the Board temporarily suspended the share repurchase program in light of prevailing discount rates.

Transactions in common shares were as follows:

	Clough Global Dividend and Income Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Common Shares Outstanding - beginning of period	10,379,906	10,392,606
Repurchase of Fund Shares	–	(12,700)
Tender offer	(3,373,469)	–
Common Shares Outstanding - end of period	7,006,437	10,379,906

Transactions in common shares were as follows:

	Clough Global Equity Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Common Shares Outstanding - beginning of period	17,641,105	17,653,305
Repurchase of Fund Shares	–	(12,200)
Tender offer	(6,615,414)	–
Common Shares Outstanding - end of period	11,025,691	17,641,105

Transactions in common shares were as follows:

	Clough Global Opportunities Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Common Shares Outstanding - beginning of period	51,559,059	51,574,059
Repurchase of Fund Shares	–	(15,000)
Tender offer	(19,334,647)	–
Common Shares Outstanding - end of period	32,224,412	51,559,059

Annual Report | October 31, 2018	57

Clough Global Funds	Notes to Financial Statements

October 31, 2018

On October 13, 2017, the Funds commenced tender offers which expired on November 10, 2017. Each Fund’s tender offer was oversubscribed, and as a result, Clough Global Equity Fund and Clough Global Opportunities Fund purchased 37.5% of its respective outstanding common shares of beneficial interest and Clough Global Dividend and Income Fund purchased 32.5% of its outstanding common shares of beneficial interest. A total of 4,998,066, 10,052,547 and 31,646,419 shares, for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, were properly tendered and not withdrawn. The Funds accepted 3,373,469, 6,615,414 and 19,334,647 shares, for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, for cash payment totaling $49,421,321, $95,394,270 and $232,209,110 at a purchase price of $14.65, $14.42 and $12.01 per common share for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, which is 98.5% of the net asset value per common share determined as of the close of the regular trading session of the NYSE on November 13, 2017. Accordingly, on a pro rata basis, Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund accepted approximately 67%, 66% and 61%, respectively, of the shares properly tendered.

During the year ended October 31, 2017, 12,700, 12,200 and 15,000 shares of common stock were repurchased at a total purchase price of $155,239, $139,566 and $138,330 for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. These transactions reflect a weighted average discount from NAV per share of 10.50%, 10.40% and 16.16% for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year and short-term securities, for the year ended October 31, 2018, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds From Investments Sold	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Clough Global Dividend and Income Fund	$140,996,294	$191,275,674	$11,706,436	$29,726,352
Clough Global Equity Fund	247,358,648	374,398,471	4,656,875	14,366,289
Clough Global Opportunities Fund	648,388,125	936,127,626	31,682,773	87,776,729

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Dividend and Income Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS Fund Services, Inc. (“ALPS”) serves as each Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with each Fund. As compensation for its services to each Fund, ALPS receives an annual administration fee based on each Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by each Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, costs of preferred shares, and extraordinary expenses.

Both Clough and ALPS are considered to be “affiliates” of the Funds as defined in the 1940 Act.

6. COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund is currently borrowing the maximum commitment covered by the agreement. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On October 31, 2018, the pledged collateral was valued at $102,053,992, $163,350,579 and $401,330,676 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund.

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Clough Global Funds	Notes to Financial Statements

October 31, 2018

The Agreement was amended on November 2, 2017, to decrease the Maximum Commitment Financing, effective November 15, 2017, to $55,000,000, $85,000,000 and $207,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. Prior to November 15, 2017, the Maximum Commitment Financing was $72,000,000, $113,000,000 and $292,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. For the year ended October 31, 2018, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $55,605,479, $85,997,260 and $210,027,397, respectively, and the average interest rate for the borrowings was 2.81%. As of October 31, 2018, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $55,000,000, $85,000,000 and $207,000,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on October 31, 2018, was 3.26%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re-register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the year in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of October 31, 2018, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $48,227,922, $75,704,093 and $188,892,227, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the year ended October 31, 2018.

Each Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Hypothecated securities income on the Statements of Operations. The interest incurred on borrowed amounts is recorded as Interest on loan in the Statements of Operations, a part of Total Expenses.

7. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Eliminated and modified disclosures have been adopted, and did not have a material impact to the financial statements.

8. SEC REGULATIONS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to GAAP for investment companies. Effective November 4, 2018, the Funds adopted disclosure requirement changes for Regulation S-X, these changes are reflected throughout this report. The Funds’ adoption of the amendments, effective with the financial statements prepared as of October 31, 2018, had no effect on the Funds’ net assets or results of operations.

Annual Report | October 31, 2018	59

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Clough Global Dividend and Income Fund,

Clough Global Equity Fund, and

Clough Global Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”) as of October 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the six periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the six periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2012.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 28, 2018

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Clough Global Funds	Dividend Reinvestment Plan

October 31, 2018 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Sytems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in each Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from a Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by a Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

Annual Report | October 31, 2018	61

Clough Global Funds	Additional Information

October 31, 2018 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

Each Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Funds’ website at http://www.cloughglobal.com. Information regarding how each Fund voted proxies relating to portfolio securities held by each Fund for the period ended June 30, are available without charge, upon request, by contacting the Funds at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Funds’ Form N–Q are available without a charge, upon request, by contacting the Funds at 1–877–256–8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N–Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1–800–SEC–0330.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that each Fund may purchase at market prices from time to time shares of its common stock in the open market.

SHAREHOLDER MEETING

On July 19, 2018, the Funds held their annual meeting of Shareholders for the purpose of voting on a proposal to elect Trustees of the Funds. The results of the proposal for each Fund were as follows:

Clough Global Dividend and Income Fund

Proposal: To elect the following trustees to the Clough Global Dividend and Income Fund Board.

	Robert L. Butler	Karen DiGravio	Kevin McNally
For	6,212,751	6,212,558	6,203,698
Withheld	207,423	207,616	216,476

Clough Global Equity Fund

Proposal: To elect the following trustees to the Clough Global Equity Fund Board.

	Adam D. Crescenzi	Jerry G. Rutledge
For	10,212,359	10,214,840
Withheld	253,583	251,102

Clough Global Opportunities Fund

Proposal: To elect the following trustees to the Clough Global Opportunities Fund Board.

	Vincent W. Versaci	Clifford J. Weber	Edmund J. Burke
For	28,061,086	28,068,148	28,067,891
Withheld	1,170,966	1,163,904	1,164,161

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. Each Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for each Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

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Clough Global Funds	Additional Information

October 31, 2018 (Unaudited)

	Total Cumulative Distributions for the year ended October 31, 2018				% Breakdown of the Total Cumulative Distributions for the year ended October 31, 2018
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Clough Global Dividend and Income Fund	$0.0995	$0.4110	$0.8939	$1.4044	7.08%	29.26%	63.66%	100.00%
Clough Global Equity Fund	$0.0116	$1.4850	$0.0000	$1.4966	0.78%	99.22%	0.00%	100.00%
Clough Global Opportunities Fund	$0.0000	$0.9544	$0.2595	$1.2139	0.00%	78.62%	21.38%	100.00%

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, each Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by each Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. Each Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

TAX DESIGNATIONS

The Funds hereby designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2017:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Corporate Dividends Received Deduction	6.84%	17.00%	10.08%
Qualified Dividend Income	11.15%	40.29%	19.96%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Clough Global Dividend and Income Fund designated $1,202,292, the Clough Global Equity Fund designated $10,349,140 and the Clough Global Opportunities Fund designated $24,690,948 as long-term capital gain distribution for the year ended October 31, 2018.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

Annual Report | October 31, 2018	63

Clough Global Funds	Trustees & Officers

October 31, 2018 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Non-Interested Trustees/Nominees
Robert L. Butler 1941	Chairman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2021 GLQ: 2019 GLO: 2020	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years’ experience in the investment business, including 17 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization.	3	None
Adam D. Crescenzi 1942	Vice-Chairman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2020 GLQ: 2021 GLO: 2019	Mr. Crescenzi has served as the Founding Partner of Simply Tuscan Imports LLC since 2007. He has been a founder and investor of several start-up technology and service firms and has served as a director of both public and private corporations. Currently, he advises businesses and non-profit organizations on issues of strategy, marketing, and governance. He serves as a Trustee and Governor of two non-profit organizations, a Naples Botanical Gardens and the Club Pelican Bay Founders Fund. He retired from CSC Index as Executive Vice-President of Management Consulting Services.	3	None
Karen DiGravio 1969	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term expires: GLV: 2021 GLQ: 2019 GLO: 2020	Ms. DiGravio was a Partner, Chief Financial Officer and Chief Compliance Officer of Westfield Capital Management. Thereafter, she served as a member of the Westfield Advisory Board until 2015. Ms. DiGravio is co-chair of Connecticut College’s 1911 Society and is also a member of the college’s President’s Leadership Council.	3	None
Jerry G. Rutledge 1944	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2020 GLQ: 2021 GLO: 2019	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado. In addition, Mr. Rutledge served as a Director of the University of Colorado Hospital from 2008-2016.	4	Mr. Rutledge is currently a Trustee of the Financial Investors Trust and the Principal Real Estate Income Fund.

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Clough Global Funds	Trustees & Officers

October 31, 2018 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Non-Interested Trustees/Nominees
Hon. Vincent W. Versaci 1971	Trustee	Trustee since: GLV: 2013 GLQ: 2013 GLO: 2013 Term expires: GLV: 2019 GLQ: 2020 GLO: 2021	Judge Versaci has served as a Judge in the New York State Courts since January 2003. Currently, Judge Versaci is assigned as an Acting Supreme Court Justice and also presides over the Surrogate’s Court for Schenectady County, New York. Previously, Judge Versaci has served as an Adjunct Professor at Schenectady County Community College and a practicing attorney with an emphasis on civil and criminal litigation primarily in New York State Courts.	3	None
Clifford J. Weber 1963	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term expires: GLV: 2019 GLQ: 2020 GLO: 2021	Mr. Weber is the founder of Financial Products Consulting Group, LLC (a consulting firm). Prior to starting Financial Products Consulting Group, he was the Executive Vice President – Global Index and Exchange Traded Products of the NYSE, a subsidiary of Intercontinental Exchange, from 2013 to 2015. Previously, Mr. Weber was the Executive Vice President – Head of Strategy and Product Development of NYSE Liffe U.S., a division of NYSE Euronext, from 2008 to 2013, and held various positions with the American Stock Exchange from 1990 to 2008.	4	Mr. Weber is currently a Trustee of Clough Funds Trust, Janus Detroit Street Trust, Clayton Street Trust, and Global-X Funds.

Annual Report | October 31, 2018	65

Clough Global Funds	Trustees & Officers

October 31, 2018 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Interested Trustees4/Nominees
Edmund J. Burke[5] 1961	Trustee and President	Trustee since: GLV: 2006 GLQ: 2006 GLO: 2006 Term expires: GLV: 2019 GLQ: 2020 GLO: 2021 President: GLV: 2004 GLQ: 2005 GLO: 2006	Mr. Burke joined ALPS in 1991 and is currently the President and Director of ALPS Holdings, Inc. (a wholly-owned subsidiary of DST), and President and Director of ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke is also Director of Boston Financial Data Services. Mr. Burke is deemed an affiliate of the Fund as defined under the 1940 Act.	5	Mr. Burke is also Trustee of Financial Investors Trust, Trustee of Clough Funds Trust, a Trustee of the Liberty All-Star Equity Fund, Trustee, Director of the Liberty All-Star Growth Fund, Inc., and Trustee of ALPS ETF Trust.
Kevin McNally 1969 Clough Capital Partners L.P. One Post Office Square 40th Floor Boston, MA 02109	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term expires: GLV: 2021 GLQ: 2019 GLO: 2020	Mr. McNally has over 25 years of industry experience focusing almost exclusively on closed-end funds. Mr. McNally is currently a Managing Director at Clough and serves as the portfolio manager for an investment fund advised by Clough that invests primarily in closed-end funds. Prior to joining Clough Capital Partners L.P. in 2014, he served as the Director of Closed- End Funds at ALPS Fund Services, Inc. from 2003 to 2014, was Director of Closed-End Fund and ETF Research at Smith Barney, a division of Citigroup Global Markets, Inc. from 1998 to 2003, and Director of Closed-End Fund and ETF Marketing at Morgan Stanley Dean Witter Discover & Co. from 1997 to 1998. Previously, he was an analyst covering closed-end funds in the Mutual Fund Research Department at Merrill Lynch, Pierce, Fenner, & Smith, Inc. from 1994 to 1997, and also was Manager of the Closed-End Fund Marketing Department at Prudential Securities from 1992 to 1994. Mr. McNally received a Bachelor of Arts degree from the University of Massachusetts at Amherst in 1991 and an MBA in Finance from New York University’s Stern School of Business in 1998.	4	Mr. McNally is also Trustee of Clough Funds Trust.

66	www.cloughglobal.com

Clough Global Funds	Trustees & Officers

October 31, 2018 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During the Past Five Years
Officers
Jeremy O. May 1970	Treasurer	Officer since[7] GLV: 2004 GLQ: 2005 GLO: 2006	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS, ALPS Portfolio Solutions Distributor, Inc. and ALPS Distributors, Inc., and Executive Vice President and Director of ALPS Advisors, Inc. and ALPS Holdings, Inc. Mr. May is also President, and Trustee of ALPS Series Trust, and the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors of the University of Colorado Foundation.	N/A	N/A
Karen S. Gilomen, 1970	Secretary	Officer since[7] GLV: 2017 GLQ: 2017 GLO: 2017	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Ms. Gilomen is also the Secretary of Clough Global Funds Trust, Financial Investors Trust and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.	N/A	N/A
Lucas Foss, 1977	Chief Compliance Officer (“CCO”)	Officer since[7] GLV: 2018 GLQ: 2018 GLO: 2018	Mr. Foss has over 17 years of experience within the fund services industry and currently serves as Vice President and Deputy Chief Compliance Officer at ALPS Fund Services, Inc. (“ALPS”). Prior to rejoining ALPS in November 2017, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (“TAM”) beginning in July 2015. Previous to TAM, Mr. Foss was Deputy Chief Compliance Officer at ALPS. He joined ALPS in 2004 as a Fund Accounting Manager and was subsequently promoted to Senior Compliance Analyst (2006), Compliance Manager (2010) and Deputy CCO (2012). Mr. Foss received a B.A. in Economics from the University of Vermont and holds the Certified Securities Compliance Professional (CSCP) designation.	N/A	N/A

Annual Report | October 31, 2018	67

Clough Global Funds	Trustees & Officers

October 31, 2018 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During the Past Five Years
Officers
Jill Kerschen, 1975	Assistant Treasurer	Officer since[7] GLV: 2017 GLQ: 2017 GLO: 2017	Ms. Kerschen joined ALPS in July 2013 and is currently Vice President and Fund Controller. She currently serves as Treasurer of Reaves Utility Income Fund and Clough Funds Trust.	N/A	N/A
Sareena Khwaja-Dixon 1980	Assistant Secretary	Officer since[7] GLV: 2016 GLQ: 2016 GLO: 2016	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Assistant Secretary of Clough Funds Trust and Financial Investors Trust.	N/A	N/A
Jennifer A. Craig 1973	Assistant Secretary	Officer since[7] GLV: 2016 GLQ: 2016 GLO: 2016	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Ms. Craig is also Assistant Secretary of Financial Investors Trust, ALPS Series Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Clough Funds Trust.	N/A	N/A

[1]	Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203, unless otherwise noted.

[2]	GLV commenced operations July 28, 2004, GLQ commenced operations April 27, 2005, and GLO commenced operations April 25, 2006.

[3]	The Fund Complex for all Trustees, except Mr. Rutledge, Mr. Weber, Mr. McNally and Mr. Burke, consists of the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Clough China Fund, a series of the Financial Investors Trust. The Fund Complex for Mr. Burke consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough China Fund, a series of the Financial Investors Trust, and Clough Global Long-Short Fund, a series of Clough Funds Trust. The Fund Complex for Mr. Weber and Mr. McNally consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, and Clough Global Long-Short Fund, a series of Clough Funds Trust.

[4]	“Interested Trustees” refers to those Trustees who constitute “interested persons” of the Fund as defined in the 1940 Act.

[5]	Mr. Burke is considered to be an “Interested Trustee” because he is President of each Fund.

[6]	Mr. McNally is considered to be an “Interested Trustee” because of his affiliation with Clough, which acts as each Fund’s investment adviser.

[7]	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

68	www.cloughglobal.com

Clough Global Funds	Privacy Policy

October 31, 2018 (Unaudited)

The Funds are committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. The following policy is in effect with respect to nonpublic personal information about Fund customers:

●	Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

●	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

●	The Funds do not currently obtain consumer information. If the Funds were to obtain consumer information at any time in the future, appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information would be employed.

For more information about the Funds’ privacy policies call (877) 256-8445 (toll-free).

Annual Report | October 31, 2018	69

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the Code of Ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Trustees has designated Karen DiGravio as the Registrant’s “audit committee financial expert.” Ms. DiGravio is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accounting Fees and Services.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last three fiscal periods for professional services rendered by the registrant’s principal accountant, Cohen & Company, Ltd. (“Cohen”).

	Fiscal year ended October 31, 2018	Fiscal year ended October 31, 2017
(a) Audit Fees (1)	$21,500	$20,500
(b) Audit-Related Fees (2)	0	0
(c ) Tax Fees (3)	3,000	3,000
(d) All Other Fees (4)	0	0
(g) Aggregate Non-Audit Fees(5)	3,000	3,000

(1)	Audit Fees are fees billed for professional services rendered by Cohen for the audit of the registrant’s annual financial statements and for the services that are normally provided by Cohen in connection with the statutory and regulatory filings or engagements.
(2)	Audit-Related Fees are fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees”.
(3)	Tax Fees are fees billed for professional services rendered by Cohen for tax compliance, tax advice and tax planning. In all periods shown in the table, such services consisted of preparation of the registrant’s annual tax returns, excise tax returns, and review of dividend distribution calculation fees.
(4)	All Other Fees are fees billed for products and services provided by Cohen, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
(5)	Aggregate Non-Audit Fees are non-audit fees billed by Cohen for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). The Aggregate Non-Audit Fee includes the Tax Fees disclosed pursuant to Footnote 3 above. During all periods shown in the table, no portion of such fees related to services rendered by Cohen to the Adviser or any other Covered Entity.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

Item 5.	Audit Committee of Listed Registrant.

The registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Robert L. Butler

Adam D. Crescenzi

Clifford J. Weber

Karen DiGravio, Committee Chairman

Jerry G. Rutledge

Hon. Vincent W. Versaci

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Ex.99. Item 7, is a copy of the policies and procedures of Clough Capital Partners L.P. (“Clough”), the investment adviser of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies, January 7, 2019

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Charles I. Clough, Jr.	CEO, Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners L.P. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over 18 years.
Robert Zdunczyk	Portfolio Manager & Fixed Income Analyst	Since 7/14/16	Mr. Zdunczyk has over 19 years of industry experience which includes analysis of fixed income securities, fixed income trading, equity research, portfolio management, and accounting. He has been an Analyst at Clough Capital Partners L.P. since 2005, where he has been managing fixed income portfolios, specialty finance equity research and fixed income trading.

(a)(2) As of October 31, 2018, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(2)	Material Conflicts If Any
Charles I. Clough, Jr.	4 Accounts $4859.6 million Total Assets	3 Accounts $343.1 million Total Assets	1 Account $263.4 million Total Assets	See below (3)
Robert Zdunczyk	2 Accounts $762.5 million Total Assets		1 Account $263.4 million Total Assets	See below (3)

(1)	The advisory fees are based in part on the performance for each account.
(2)	The advisory fee is based in part on the performance for the account.
(3)	Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Registrant and the various accounts listed above (collectively with the Registrant, the “Accounts”). These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities. If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies. The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of October 31, 2018.

The Portfolio Manager Charles Clough owns 84.15% of Clough. He receives a fixed base salary determined based on market factors. Additionally, Clough distributes substantially all of its annual net profits to its partners, with Mr. Clough receiving a majority share and the remainder being divided between the James Canty Trust of 2012, with an additional smaller share allocated to seven income partners, including Mr. Zdunczyk. Mr. Zdunczyk also receives a fixed base salary based on market factors.

(a)(4) Dollar Range of Securities Owned as of October 31, 2018.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Charles I. Clough, Jr.	Over $1,000,000
Robert Zdunczyk	$5,001 - $10,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended October 31, 2018, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities to report:

Gross Income 1	Revenue Split2	Cash Collateral Management Fees3	Administrative Fees4	Indemnification Fees5	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
$96,628	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$96,628

(b)	The registrant has a credit facility with BNP Paribas Prime Brokerage, Inc. (BNP). Pursuant to the credit facility agreements and subject to conditions, BNP is authorized to hypothecate certain securities held by a third party custodian.

1	Gross income includes income from the reinvestment of cash collateral.

2	Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.

3	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.

4	These administrative fees are not included in the revenue split.

5	These indemnification fees are not included in the revenue split.

Item 13.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer is attached hereto as Exhibit 13.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

(d) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated September 21, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	January 7, 2019

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	January 7, 2019